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TABLE OF CONTENTS

As filed with the Securities and Exchange Commission on December 21, 2005

Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

HORIZON TECHNOLOGY FUNDING COMPANY LLC
(Exact Name of Registrant as Specified in Charter)

76 Batterson Park Road Farmington, Connecticut 06032 (860) 676-8654 (Address and Telephone Number of Principal Executive Offices)
Robert D. Pomeroy, Jr. Chief Executive Officer Horizon Technology Funding Company LLC 76 Batterson Park Road Farmington, Connecticut 06032 (Name and Address of Agent for Service)

Copies to:
Jonathan P. Cramer, Esq. Ropes & Gray LLP 45 Rockefeller Plaza New York, New York 10111-0087 Telephone: (212) 841-5700 Facsimile: (212) 841-5725	Thomas Friedmann, Esq. Shearman & Sterling LLP 801 Pennsylvania Avenue, NW Suite 900 Washington, D.C. 20004-2604 Telephone: (202) 508-8030 Facsimile: (202) 508-8100

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

        If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

        It is proposed that this filing will become effective (check appropriate box):

☐	When declared effective pursuant to Section 8(c).

        If appropriate, check the following box:

☐	This amendment designates a new effective date for a previously filed registration statement.
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)

Common Stock, $0.01 par value per share	$150,000,000	$16,050

(1)
Calculated pursuant to Rule 457(o) based on an estimate of the proposed maximum aggregate offering price.

        The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the SEC, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus	SUBJECT TO COMPLETION, DATED DECEMBER 21, 2005

             Shares

Horizon Technology Finance Corporation

Common Stock

        We are offering            shares of our common stock, and the selling stockholders are offering            shares of common stock. We will not receive any proceeds from the sale of shares by selling stockholders. It is anticipated that the initial public offering price will be between $                  and $                  per share.

        We are a venture debt finance company that offers senior and subordinated working capital loans, senior revolving loans, bridge loans and equipment loans to emerging technology companies at various stages of their development in the information technology and life science industries. We primarily finance privately held, development-stage companies backed by established venture capital firms. Prior to the completion of this offering, we will be an internally managed, closed-end, non-diversified management investment company that has filed an N-54A election to be treated as a business development company under the Investment Company Act of 1940. Our investment objective is to maximize our portfolio's total return by generating current income and capital appreciation from our loans and warrants.

        This is our initial public offering, and no public market currently exists for our shares. Shares of closed-end management investment companies frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this initial public offering.

        We have reserved the symbol "HRZN" for the quotation of our common stock on The Nasdaq National Market.

        This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 76 Batterson Park Road, Farmington, Connecticut 06032, by telephone at (860) 676-8654 or on our website at www.horizontechfinance.com. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

        Investing in our common stock involves a high degree of risk. See "Risk Factors" beginning on page 15.

	Per Share	Total(1)

Offering price	$	$

Discounts and commissions to underwriters	$	$

Offering proceeds to us, before expenses(2)	$	$

Offering proceeds to selling stockholders	$	$

(1)
We and the selling stockholders have granted the underwriters the right to purchase up to an additional            and            shares of common stock, respectively, at the offering price less discounts and commissions to underwriters, to cover any over-allotments. The underwriters can exercise this right at any time within forty-five days from the date of the final prospectus. If the over-allotment option is exercised in full, the total offering price will be $                  , the total discounts and commissions to underwriters will be $                  and the offering proceeds to us would be $                  , before deducting expenses payable by us.

(2)
We estimate that we will incur $            in expenses in connection with this offering.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        The underwriters expect to deliver the shares of common stock to investors on                        , 2006.

Banc of America Securities LLC

                        , 2006

        Horizon Technology Finance Corporation, our logo and other trademarks of Horizon Technology Finance Corporation mentioned in this prospectus are the property of Horizon Technology Finance Corporation. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

        This prospectus contains third-party estimates and data regarding valuations of venture capital-backed companies. Dow Jones/Venture One, Thomson Venture Economics, National Venture Capital Association, Ernst & Young Biotechnology Report 2005 and PricewaterhouseCoopers were the primary sources for third-party industry data and forecasts. Although we have not independently verified any such data, we believe that the industry information contained in such releases and data tables and included in this prospectus is reliable.

        Certain industry estimates presented in this prospectus have been compiled by us from internally generated information and data, which, while believed by us to be reliable, have not been verified by any independent sources. These estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. The failure of this market to grow at projected rates could have a material adverse effect on our business and the market price of our common stock.

        Our fiscal year ends on December 31. Fiscal years are identified in this prospectus according to the calendar year that they represent. For example, the fiscal year ended December 31, 2004 is referred to herein as "fiscal 2004."

        Except as otherwise noted, all information in this prospectus assumes no exercise of the underwriters' over-allotment option.

        You should rely only on the information contained in this prospectus. Neither we, the selling stockholders nor the underwriters has authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any shares of common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any common stock imply that the information in this prospectus is accurate as of any later date or that the affairs of Horizon Technology Finance Corporation have not changed since the date hereof. We will update the information in this prospectus to reflect material changes occurring prior to the completion of this offering.

SUMMARY

        This summary highlights some of the information in this prospectus and does not contain all of the information that is important to you in making an investment decision. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus. The following summary is qualified in its entirety by reference to the more detailed information and financial statements appearing elsewhere in this prospectus. In this prospectus, unless the context otherwise requires, the "company," "Horizon," "we," "us" and "our" refer to Horizon Technology Funding Company LLC, Horizon Technology Finance, LLC, Horizon Technology Funding Company II LLC, Horizon Technology Funding Company III LLC and Horizon Technology Funding Company IIIB LLC immediately prior to the consummation of the Restructuring, as described below in "—The Restructuring," and to Horizon Technology Finance Corporation and its wholly-owned subsidiaries on and after the consummation of the Restructuring.

Our Company

        We are an internally managed venture debt finance company that offers senior and subordinated working capital loans, senior revolving loans, bridge loans and equipment loans to emerging technology companies at various stages of their development in the information technology and life science industries. In conjunction with making our loans, we typically receive warrants to purchase stock and often obtain rights to purchase stock in subsequent equity financings. We primarily finance privately held, development-stage technology companies backed by established venture capital firms. To a limited extent, we also selectively finance publicly traded companies, typically life science companies. Our investment objective is to maximize our portfolio's total return by generating current income and capital appreciation from our loans and warrants.

        We typically lend to private companies following or in connection with their receipt of a round of venture capital equity financing. Our current investments are primarily senior and subordinated working capital loans, senior revolving loans and bridge loans that are typically secured by all or a portion of the tangible and intangible assets of the portfolio company. As of September 30, 2005, senior secured loans, senior secured revolving loans, subordinated loans and equity investments comprised 56.8%, 7.5%, 34.7%, and 1.0%, respectively, of our investment portfolio at fair value. Of our total investment portfolio, we classified 13.7% as senior secured loans, although such loans were subject by their terms to potential future subordination. As of September 30, 2005, our loans had an original committed principal amount of between $1.5 million to $18 million, repayment terms of between 24 and 48 months and bore interest at an annual coupon rate of 8.5% to 13.0%. Through September 30, 2005, the weighted average yield on all of our debt investments was approximately 11.6%. In conjunction with our venture debt investments, we typically receive warrants in an amount between 5% and 20% of the committed loan amount. These warrants generally permit us to purchase stock in the portfolio company of the same type and at the same price per share as paid by investors in the portfolio company's most recent round of equity financing. To a lesser extent, we may also receive the right to participate in a later round of equity financing of the portfolio company.

        We formed the company in May 2003 and commenced investment operations in April 2004. Through September 30, 2005, we had 38 portfolio companies and had invested $175.5 million in loans and equity. See "—Investment Summary." As of September 30, 2005, we had debt investments in 37 companies with an aggregate fair value of $             million. See "Portfolio Companies." The number of our portfolio companies at that date exceeded the number of portfolio companies to which we had outstanding loans because one of our portfolio companies issued a warrant to us, but had not drawn down any of our commitment. As of September 30, 2005, we had outstanding loan commitments to 14 companies, representing $76.8 million. In addition to our portfolio companies having discretion whether to draw down such commitments, in some cases, the right of a company to draw down its commitment is subject to the company achieving specific milestones (e.g., an additional equity raise or the completion of a clinical trial), as well as other funding conditions typical of any other commercial loans (e.g., no event of default). Consequently, these commitments may not result in funded investments. As of September 30, 2005, we had approved debt investments for three companies, representing $23.5 million. These approved investments are subject to negotiation of definitive documentation and, consequently, may not result in commitments or funded investments. As of September 30, 2005, we had also entered into executed non-binding term sheets with five prospective portfolio companies, representing $17.5 million in debt investments. These non-binding proposed investments are subject to the completion of our due diligence and approval process, as well as negotiation of definitive documentation with the prospective portfolio companies and, consequently, may not result in binding commitments or funded investments. In addition, as of September 30, 2005, we had issued non-binding term sheets to 17 companies, representing $113.0 million. There is no guaranty that we will successfully be awarded any of these transactions. As of September 30, 2005, we also held warrants to purchase stock in 38 of our portfolio companies and had equity participation rights in 28 of our portfolio companies, of which we have exercised equity participation rights in five of our portfolio companies for an aggregate purchase price of approximately $1.8 million.

        We seek to invest, under normal circumstances, at least 80% of the value of our net assets, plus the amount of any borrowings for investment purposes, in emerging technology companies in the information technology and life science industries.

        Each of our co-founders, Robert D. Pomeroy, Jr., our Chairman and Chief Executive Officer, and Gerald A. Michaud, our President and Chief Operating Officer, and Christopher M. Mathieu, our Chief Financial Officer, has over 15 years of experience in the venture lending industry. We have an additional eight professionals who have an average of over six years of experience in the venture lending industry, including marketing, legal, accounting and portfolio management.

        Prior to the completion of this offering, we will be an internally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act, and we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As a business development company we are required to meet regulatory tests, including the requirement to invest at least 70% of our total assets in certain qualifying assets. See "Regulation." As a RIC, we generally will not have to pay corporate-level taxes on any income or gains that we distribute to our stockholders, provided we meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See "Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company." We expect to borrow funds, which we refer to as leverage, to increase our funds available for investments.

Our Business Strategy

        Our investment objective is to maximize our portfolio's total return by generating current income and capital appreciation from our loans and warrants. To meet this objective we apply our expertise in venture debt product development and transaction sourcing, our knowledge of the information technology and life science industries, and our disciplined underwriting process to add value to our customers' businesses and thereby obtain returns that we believe exceed those returns that can be obtained in traditional commercial finance products. To implement our business strategy, we employ the following venture lending practices:

  •
  Direct Origination.  We typically originate our transactions directly from information technology and life science companies. These transactions are sourced from referrals from venture capital firms, information technology and life science management teams, and legal and accounting firms that represent information technology and life science companies. Our management team has worked on numerous transactions with many of these sources over a 15-year venture lending history.

  •
  Creative Products with Attractive Risk-Adjusted Pricing.  We use creative debt product solutions to meet customer and market demand based on expertise and knowledge gained by our management team in providing venture debt products to over 375 venture capital-backed technology companies over a 15-year period. We have developed pricing tools, structuring techniques and valuation metrics designed to maximize returns on each investment. We also obtain warrants in conjunction with our loans and endeavor to obtain commitment fees, pre-payment and non-utilization fees and equity participation rights to enhance our loan and investment portfolio returns.

  •
  "Enterprise-value" Lending.  We take an "enterprise-value" approach to our loan structuring and underwriting process. We typically secure a senior or subordinated lien position against the enterprise value of a company and obtain pricing enhancements in the form of warrants that we anticipate will build long-term asset appreciation and other "success-based" fees, which we believe reduce the downside risk of venture lending. When we do not get a lien on the portfolio company's intellectual property, we typically obtain a covenant that such company will not grant a lien on such intellectual property to anyone else. We believe that our in-depth understanding of how private venture capital-backed technology companies grow, their financing needs, the various business cycles they experience, the value of their intellectual property and their product development and commercialization efforts allows us to carefully analyze the companies to which we lend. We believe the experience that our management team possesses gives us enhanced capabilities in making these qualitative "enterprise-value" evaluations, which we believe provides for a high quality venture loan portfolio and value-added returns.

  •
  Disciplined Underwriting Process.  We use a disciplined underwriting process that includes redundant validation of information, extensive knowledge of our industries, outside expert consultation, comparable industry valuation metrics, sophisticated financial analysis related to development-stage companies and other quantitative and qualitative measures.

  •
  Customized Loan Documentation Process.  We have employed an internally managed documentation process that assures that each loan transaction is documented using our specifically tailored "enterprise-value" venture loan documents. We use experienced in-house senior legal counsel to oversee the documentation and negotiation of each of our transactions.

  •
  Active Portfolio Management.  Because we expect most of our loan portfolio customers to be privately held, venture capital-backed, development-stage technology companies, we apply a "hands on" approach to our portfolio management processes and procedures. We require our private portfolio companies to provide monthly financial information, and we typically participate in quarterly discussions with management and investors of our loan portfolio companies. We also generally conduct annual visits to our portfolio companies' offices. Internally, we require monthly management reporting to our senior management team on each portfolio company, and we internally rate our portfolio companies based on the changing dynamics of each company, and engage our senior management in any loan transaction that may be potentially impaired.

  •
  Diversified Loan Portfolio.  Portfolio diversification is an important part of our overall growth and portfolio management strategy. We regularly monitor our loan portfolio to ensure we have ample diversification using industry, stage of development and geography as key indicators. By constantly monitoring our loan portfolio for diversification we attempt to reduce the risk of down market cycles associated with any particular industry, geography or development stage.

Our Market Opportunity

Venture Lending

        We believe that venture lenders have the potential to achieve enhanced returns in exchange for the increased level of risk associated with lending to development-stage companies. Potential benefits to venture lenders include the following:

  •
  interest rates that typically exceed rates available in traditional commercial financing transactions;

  •
  the support of venture capital equity investors;

  •
  relatively rapid amortization of loans;

  •
  senior ranking to equity and collateralization of loans to minimize loss of capital; and

  •
  potential equity appreciation through warrant interests.

        We believe that venture lending also provides an attractive financing source for borrowers, their management teams and their venture capital investors, as it:

  •
  allows borrowers to match cash sources with uses;

  •
  is typically less dilutive to the equityholders than additional venture equity financing; and

  •
  extends the time period during which a borrower can operate before seeking additional equity financing or pursuing a sale transaction or other liquidity event.

        We believe that current market dynamics favor venture lending. First, the level of venture capital investment has stabilized since the rise and fall of technology stocks in 1999-2002. Although the current level of venture capital investing is lower than in the peak year of 2000, the level of venture capital investing has been relatively stable since 2003. According to Ernst & Young/VentureOne Venture Capital Report for the third quarter of 2005, venture capital investment in 2003, 2004 and the first nine months of 2005 was approximately $19.2 billion, $21.5 billion and $16.2 billion, respectively. Current venture capital investing compares favorably to the similar normalized venture capital investing periods of 1997 (approximately $13.0 billion) and 1998 (approximately $17.7 billion). Since 2003, valuations of venture capital-backed development-stage technology companies have been steadily increasing. According to Ernst & Young/VentureOne Venture Capital Report for the third quarter of 2005, the median valuation for venture capital-backed companies increased from approximately $10 million in 2003 to approximately $13 million in 2004 and has continued to increase in the first nine months of 2005 to approximately $16.7 million. In addition, the median valuation for information technology companies has almost doubled in the first nine months of 2005. We believe that valuations will continue to increase as venture capital-backed technology companies continue to develop their products and bring them to market. As a result, we believe investors, including venture debt lenders who hold equity stakes in these companies, stand to gain economic benefits through valuation appreciation over the coming years. In the case of venture lenders, the increase in valuations would also provide for additional downside risk protection if loan-to-value ratios continue to improve during the term of their loans to venture capital-backed technology companies. We believe that the combination of the increase in venture capital equity financing transactions, improvement in the relative quality of companies being supported by venture capital investments, lower valuations of development-stage companies as compared with 1999-2002 levels and greater awareness of and demand for venture debt financing make the venture debt market attractive for new investment.

Emerging Information Technology and Life Science Industries

        We focus our investments primarily in two key segments of the emerging technology market: information technology and life science. The information technology industry has numerous sub-markets that we specifically target, including communications, networking, wireless communications, data storage, software, semiconductor, internet and media and consumer-related technologies. We also target certain sub-markets of the life science industry, including the biotechnology, drug delivery, bioinformatics, diagnostics and medical devices segments.

Investment Summary

        The following table summarizes our funded investments in each of our portfolio companies as of September 30, 2005. The general terms of our loans and other investments are described in "Business—General."

Company	Principal Business	Funded Investment
Acuity Pharmaceuticals, Inc.	Biotechnology	$4,000,000
American Fiber Systems, Inc.	Communications	6,000,000
BigBand Networks, Inc.	Network Infrastructure	4,200,000
Bowstreet, Inc.	Software	2,000,000
Brontes Technologies Inc.	Medical Device	3,000,000
Capella Photonics, Inc.	Hardware Components	4,000,000
Cardiac Dimensions, Inc.	Medical Device	5,000,000
Cedar Point Communication	Network Infrastructure	13,000,000
Cellerant Therapeutics, Inc.	Biotechnology	1,750,000
ClearCube Technology	Data Center Infrastructure	7,000,000
Copan Systems, Inc.	Hardware Components	4,000,000
CryoCor, Inc.	Medical Device	7,000,000
Cyveillance, Inc.	Software	3,000,000
Egenera, Inc.	Data Center Infrastructure	10,000,000
eSecurity, Inc.	Software	5,000,000
Good Technology, Inc.	Software	5,500,000
Hatteras Networks, Inc.	Network Infrastructure	3,000,000
Integrated Development Enterprise, Inc.	Software	1,500,000
Intarcia Therapeutics, Inc.	Biotechnology	4,000,000
IntraLuminal Therapeutics	Medical Device	2,500,000
Managed Object Solutions, Inc.	Software	5,000,000
Maptuit Corporation	Software	1,700,000
Netuitive, Inc.	Software	2,500,000
Odyssey Thera, Inc.	Biotechnology	5,000,000
OmniSonics Medical Technology, Inc.	Medical Device	10,000,000
Percardia, Inc.	Medical Device	2,500,000
Reef Point Systems, Inc.	Network Infrastructure	4,000,000
Radiant Medical, Inc.	Medical Device	6,000,000
Savista Corporation	Software	4,000,000
Softek Storage Solutions, Inc.	Software	5,000,000
Tengion, Inc.	Biotechnology	6,000,000
TeraVicta Technologies, Inc.	Hardware Components	2,500,000
TissueLink Medical, Inc.	Medical Device	10,000,000
Tripos, Inc.	Life Science Contract Research	3,700,000
VBrick Systems, Inc.	Network Infrastructure	5,125,000
Verari Systems, Inc.	Data Center Infrastructure	3,000,000
Xtera Communications, Inc.	Network Infrastructure	4,000,000

	Total funded investments	$175,475,000

The Restructuring

        Since we commenced investment operations in 2004, we have operated our business as a limited liability company through Horizon Technology Finance, LLC, or Finance LLC, and its wholly owned subsidiary Horizon Technology Funding Company LLC, or Funding LLC, as well as two limited liability companies in which Finance LLC maintains a 0.5% capital interest, Horizon Technology Funding Company II LLC, or Funding II, and Horizon Technology Funding Company III LLC, or Funding III. Commencing in June 2005, we also began operating part of our business through Horizon Technology Funding Company IIIB LLC, or Funding IIIB, which is also a limited liability company in which Finance LLC maintains a 0.5% capital interest. In this prospectus, we refer to Funding II, Funding III and Funding IIIB as the Funding Subsidiaries. Drawbridge Special Opportunities Fund L.P., or Drawbridge, maintains a 99.5% capital interest in Funding II. Certain funds and other accounts managed by D.B. Zwirn & Co., L.P., collectively with such funds and managed accounts, D.B. Zwirn, together maintain an aggregate 99.5% capital interest in Funding III. LeMoyne Avenue Investors, LLC, or LeMoyne, a wholly owned subsidiary of D.B. Zwirn Special Opportunities Fund, Ltd., an affiliate of D.B. Zwirn, maintains a 99.5% capital interest in Funding IIIB. Each of Drawbridge and D.B. Zwirn committed to contribute up to $150.0 million of capital to Funding II and Funding III, respectively, approximately $87.3 million and approximately $88.4 million of which had been funded by Drawbridge and D.B. Zwirn, respectively, as of September 30, 2005. As we closed each loan, Funding LLC initially funded the loan and simultaneously participated 100% of its interest in that loan to Funding II and Funding III based on their respective election to participate in such loan. Funding III participated a portion of its interest in certain of the loans to Funding IIIB at a later date.

        Prior to the completion of this offering, each of the Funding Subsidiaries will liquidate and distribute all of its assets and liabilities to its members (i.e., Drawbridge, D.B. Zwirn, LeMoyne and Finance LLC) in proportion to their respective capital and profits interests. Immediately thereafter, each of the members will contribute all of the assets and liabilities received in those liquidations to Funding LLC, and Finance LLC will contribute its operating assets to Funding LLC, all in exchange for 100% of the ownership interests in Funding LLC. Of that 100%, it is expected that approximately 3.4% will be held by Finance LLC, approximately 48.0% will be held by Drawbridge, approximately 36.8% will be held by D.B. Zwirn and approximately 11.8% will be held by LeMoyne. Subsequently, but prior to the completion of this offering, Funding LLC, simultaneously with its election to be treated as a business development company, will convert into a Delaware corporation and will be renamed Horizon Technology Finance Corporation, or Finance Corporation. In connection with that conversion, Drawbridge, D.B. Zwirn, LeMoyne and Finance LLC's membership interests in Funding LLC will be converted into            ,            ,             and            shares, respectively, of common stock of Finance Corporation. Thereafter and prior to the completion of this offering, Finance LLC, which at that point will have no assets other than shares of Finance Corporation, will terminate through a merger into Finance Corporation and, in connection therewith, Messrs. Pomeroy and Michaud will each receive            shares of Finance Corporation's common stock and certain other employees of Finance LLC will receive an aggregate of             shares. In addition, prior to the completion of this offering, Finance Corporation will make two grants to each of Messrs. Pomeroy and Michaud and other employees of Finance Corporation of options to purchase an aggregate of            shares and            shares of Finance Corporation's common stock at exercise prices of $        and $        per share, respectively. The above transactions are referred to in this prospectus as the Restructuring. Drawbridge, D.B. Zwirn, LeMoyne, Messrs. Pomeroy and Michaud and the other employees of Finance LLC that will receive shares of Finance Corporation are referred to in this prospectus as the Holders. Despite their ownership interest in us, we are not managed or sponsored by Drawbridge (or its affiliate, Fortress Investment Group), D.B. Zwirn or LeMoyne.

General Information

        Our principal executive offices are located at 76 Batterson Park Road, Farmington, Connecticut 06032, and our telephone number is (860) 676-8654. We also have offices in Pleasant Hill, California. We maintain a website on the Internet at www.horizontechfinance.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The Offering

Common Stock Offered by Us	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.
Common Stock Offered by the Selling Stockholders	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.
Common Stock to be Outstanding after this Offering(1)	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.
Use of Proceeds
We intend to use the net proceeds we receive from the sale of the common stock that we are offering to make investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus. Pending such use, we will invest the net proceeds primarily in cash, cash equivalents and government securities and other high-quality debt instruments that mature in one year or less from the date of investment. We will not receive any of the proceeds from the sale of shares of common stock by the selling stockholders. See "Use of Proceeds."
Distributions
We intend to pay quarterly dividends to our stockholders, commencing after the end of the first full fiscal quarter following the completion of this offering. Our quarterly dividends, if any, will be determined by our board of directors.
Taxation
We intend to elect to be treated for federal income tax purposes as a RIC. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, if any. See "Distributions."
Dividend Reinvestment Plan
We will adopt a dividend reinvestment plan for our stockholders. The dividend reinvestment plan will be an "opt out" dividend reinvestment plan. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock

(1)
Excludes             shares of common stock issuable upon the exercise of options to be granted concurrently with the completion of this offering.

generally will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan."
Leverage
We expect to borrow funds to make investments. We may use this practice, which is known as "leverage," to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See "Risk Factors." Upon the filing of our election to be treated as a business development company under the 1940 Act, we will only generally be allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing.
Listing	Our shares have no history of public trading. We have reserved the symbol "HRZN" for the quotation of our common stock on The Nasdaq National Market.
Trading
Shares of closed-end management investment companies, including business development companies, may trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below our net asset value.
Risk Factors
See "Risk Factors" beginning on page 15 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.
Certain Anti-Takeover Measures
Our certificate of incorporation and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for our company. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities.
Available Information
After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. This information will be available at the SEC's public reference room in Washington, D.C. and on the SEC's website at http://www.sec.gov. You may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

FEES AND EXPENSES

        The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Horizon" or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Horizon Technology Finance Corporation.

Stockholder Transaction Expenses:
Discounts and commissions to underwriters (as a percentage of the public offering price)	%(1)
Offering expenses borne by us (as a percentage of the offering price)	%(2)
Dividend reinvestment plan fees	%(3)

Total stockholder transaction expenses (as a percentage of the public offering price)%

Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	%(4)(5)
Other expenses	%

Total annual expenses	%(6)

(1)
The discounts and commissions to underwriters with respect to our common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering.

(2)
The percentage reflects estimated offering expenses of the company of approximately $                  .

(3)
The expenses associated with the administration of our dividend reinvestment plan are included in "Operating expenses." The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see "Dividend Reinvestment Plan."

(4)
"Operating expenses" represent our operating expenses based on annualized actual results for the nine month period ended September 30, 2005.

(5)
We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay all of our operating costs, which include costs associated with employing investment management professionals.

(6)
The total annual expenses are the sum of operating expenses, interest payments on borrowed funds and other expenses. We may borrow money to leverage our net assets and increase our total assets. The SEC requires that "Total annual expenses" percentage be calculated as a percentage of net assets, rather than total assets, which includes assets that have been funded with borrowed money. If the "Total annual expenses" percentage were calculated instead as a percentage of total assets, our "Total annual expenses" would be    % of total assets.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage and that you would pay a sales load of    % (the

underwriting discounts and commissions to be paid by us with respect to common stock sold by us in this offering).

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

        The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

SELECTED COMBINED FINANCIAL AND OTHER DATA

        The selected combined financial and other data set forth below reflects the combined operations of Finance LLC, Funding LLC and the Funding Subsidiaries prior to the Restructuring. See "Reorganization; Election to be Regulated as a Business Development Company and a Regulated Investment Company." The Selected Combined Financial and Other Data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the combined financial statements and related notes included elsewhere in this prospectus. The selected combined balance sheet data as of December 31, 2004 and 2003 and the selected statement of operations data for fiscal 2004 and the period from May 2, 2003 (commencement of operations) to December 31, 2003 presented below have been derived from our audited financial statements included elsewhere herein, which have been audited by                        , an independent registered public accounting firm. The selected combined financial data as of and for the nine months ended September 30, 2005 have been derived from our unaudited financial statements included elsewhere herein. The historical data are not necessarily indicative of results to be expected for any future period.

	Nine Months Ended September 30, 2005	Year Ended December 31, 2004	Period from May 2, 2003 to December 31, 2003
Statement of operations data:
Investment income:
Interest income	$	$	$
Fees

Total investment income

Expenses:
Salaries and benefits
General and administrative

Total expenses

Net investment income
Net unrealized appreciation (depreciation) on investments

Net income	$	$	$

	As of September 30, 2005		As of December 31, 2004		As of December 31, 2003
Balance sheet data:
Total investments	$		$		$
Total assets
Stockholders' equity
Other data:
Total fundings	$		$		$
Unfunded commitments	$		$		$
Net asset value per share
Number of portfolio companies
Weighted average yield on debt investments		%(1)		%(2)		%(2)

(1)
Computed using annualized actual interest income earned for the nine months ended September 30, 2005, including amortization of loan fees, divided by the weighted average fair value of debt investments.

(2)
Computed using actual interest income earned for fiscal 2004 and for the period from May 2, 2003 to December 31, 2003, respectively, including amortization of loan fees, divided by the weighted average fair value of debt investments.

RISK FACTORS

        Investing in our common stock involves a high degree of risk. Before you invest in shares of our common stock, you should be aware of various risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to our Business and Structure

We have no operating history as a business development company or a RIC, which may affect our ability to manage our business and impair your ability to assess our prospects.

        We commenced investment operations in April 2004. We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we will not achieve our investment objective and that the value of your investment in us could decline substantially. We have no operating history as a business development company or a RIC. As a result, we have no operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business within these frameworks. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets in specified types of securities, primarily securities of "eligible portfolio companies" (as defined in the 1940 Act), cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. See "Regulation." Our management team's lack of experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. If we do not remain a business development company, we might be regulated as a closed-end management investment company under the 1940 Act, which would further decrease our operating flexibility and may prevent us from operating our business as described in this prospectus.

For our future success, we are dependent upon key management personnel and if we are not able to hire and retain additional qualified personnel or if we lose any member of our senior management team, our ability to implement our business strategy could be significantly harmed.

        We depend on the members of our senior management, particularly Mr. Pomeroy, our Chairman and Chief Executive Officer, and Mr. Michaud, our President and Chief Operating Officer, as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships that we rely on to implement our business plan. If we lose the services of either Mr. Pomeroy or Mr. Michaud or any other senior members of management, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. We believe our future success will depend, in part, on our ability to identify, attract and retain sufficient numbers of highly skilled employees. If we do not succeed in identifying, attracting and retaining these personnel, we may not be able to operate our business as we expect. Absent exemptive or other relief from the SEC, certain provisions of the 1940 Act will prevent us from both granting options to employees and adopting a profit sharing plan, which may make it more difficult for us to attract and retain highly skilled employees.

Our business model depends to a significant extent upon strong referral relationships with venture capital and private equity fund sponsors, and our inability to develop or maintain these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

        For us to achieve our business objectives, members of our management team will need to maintain their relationships with venture capital and private equity firms, and we will rely to a significant extent upon these relationships to provide us with our deal flow. If we fail to maintain our existing relationships or develop new relationships with other firms or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, persons with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.

        A large number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with other business development companies and a large number of venture capital and private equity firms, as well as other investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. This may enable some of our competitors to make commercial loans with interest rates that are comparable to or lower than the rates we typically offer. We may lose prospective portfolio companies if we do not match our competitors' pricing, terms and structure. If we do match our competitors' pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of our potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or that the Code imposes on us as a RIC. If we are not able to compete effectively, our business, financial condition and results of operations will be adversely affected. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify or that we will be able to fully invest our available capital.

Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital, which may expose us to additional risks.

        Our business will require a substantial amount of capital in addition to the proceeds of this offering. We may acquire additional capital from the issuance of senior securities, including borrowings or other indebtedness, the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, it would rank

"senior" to common stock in our capital structure, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stock. The issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise not be in your best interest.

        As a business development company, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors, except for stock issued upon the exercise of options, warrants or rights that we may issue from time to time. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution. In addition to issuing securities to raise capital, we anticipate that in the future we may seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept the lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to greater losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

Because we will distribute substantially all of our income and any realized net short-term capital gains over realized net long-term capital losses to our stockholders, we will need additional capital to finance our growth, if any. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

        To satisfy the requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our ordinary income and realized net short-term capital gains over realized net long-term capital losses except that we may retain certain net long-term capital gains, pay applicable income taxes with respect thereto, and elect to treat such retained capital gains as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as discussed above, as a business development company, we are limited in our ability to issue equity securities priced below net asset value. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

We will borrow money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

        Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in us. We expect to borrow from and issue senior debt securities to banks and other lenders. Lenders of these senior securities will have fixed dollar claims on our assets that will be superior to the claims of our common stockholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would have without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique. We currently have no outstanding indebtedness; however, we intend to borrow in the future. See "Obligations and Indebtedness."

        As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to pay dividends to our common stockholders.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation represented in the as-adjusted line is based upon our proposed operations as a business development company and RIC after this offering.

Assumed return on our portfolio (net of expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder—as adjusted(1)

(1)
Assumes (i) $             million in total assets, (ii) $             million in debt outstanding, (iii)  $             million of stockholders' equity and (iv) average cost of funds of    %, which reflects the estimate of our weighted average borrowing cost immediately following the completion of this offering. This example reflects the impact of the estimated net proceeds from this offering of $             million. See "Capitalization."

Because most of our investments typically are not in publicly traded securities, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

        We expect our investments to continue to consist primarily of loans issued by privately held companies. As a result, the fair value is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. We value these securities at "fair value" as determined in good faith pursuant to procedures approved by our board of directors. The valuation committee utilizes its best judgment in arriving at the fair value of these investments. However, the board of directors retains ultimate authority as to the appropriate valuation of each investment. We may retain the services of third-party valuation firms to assist the board of directors in arriving at the fair value of our investments. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities. See "Determination of Net Asset Value."

We may obtain a debt financing facility. If we enter into this debt financing facility, the agreements governing the facility will likely contain various covenants that, among other things, limit our discretion in operating our business and provide for certain financial covenants.

        We may enter into a debt financing facility in order to obtain funds which may be made available for investments. We have received preliminary term sheets that generally describe the basic terms and provisions of such a facility from multiple arrangers on behalf of their related financial institutions, including an affiliate of Banc of America Securities LLC, one of the underwriters of this offering. In connection with such a facility, we may establish a wholly owned, bankruptcy-remote special purpose subsidiary, and on an ongoing basis contribute portfolio loans to this subsidiary and grant a security interest in such portfolio loans and related rights in favor of this subsidiary. Completion of any such facility would be subject to, among other things:

  •
  completion by the investors participating in such facility of required due diligence,

  •
  agreement on all terms of such facility,

  •
  negotiation, execution and delivery of definitive documentation in form, scope and substance satisfactory to the investors participating in such facility,

  •
  each participating investor's satisfaction with our financial condition, performance and investment portfolio,

  •
  no material adverse changes in our financial condition, performance and investment portfolio or in any other information disclosed to the participating investors,

  •
  each participating investor's receipt of all internal credit approvals and, to the extent necessary, certain rating agency approvals, and

  •
  confirmation of compliance with all regulatory matters.

        We cannot assure you that we will be able to consummate this transaction or that we will be able to borrow funds under the debt financing facility at any particular time or at all, or to the extent desired.

Our ability to make investments may be limited in certain circumstances.

        As a business development company, we must not acquire any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. We expect that substantially all of our assets will be "qualifying assets," although we may decide to make other investments that are not "qualifying assets" to the extent permitted by the 1940 Act.

        Currently, if we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. This result is dictated by the definition of "eligible portfolio company" under the 1940 Act, which in part looks to whether a company has outstanding marginable securities. For a more detailed discussion of the definition of an "eligible portfolio company" and the marginable securities requirement, see the section entitled "Regulation—Qualifying Assets."

        Amendments promulgated in 1998 by the Federal Reserve expanded the definition of a marginable security under the Federal Reserve's margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve's current margin rules. As a result, the staff of the SEC has raised the question to the business development company industry as to whether a private company that has outstanding debt securities would qualify as an "eligible portfolio company" under the 1940 Act.

        The SEC issued proposed rules in November 2004 to correct the unintended consequence of the Federal Reserve's 1998 margin rule amendments of apparently limiting the investment opportunities of business development companies. In general, the SEC's proposed rules would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. We are currently in the process of reviewing the SEC's proposed rules and assessing their impact, to the extent such proposed rules are subsequently approved by the SEC, on our investment activities.

        Until the SEC or its staff has taken a final public position with respect to the issue discussed above, we will continue to monitor this issue closely, and we may be required to adjust our investment focus to comply with any future administrative position or action taken by the SEC.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        In accordance with federal income tax law, we are required to include in income certain amounts that we have not yet received in cash. We also may be required to include in income certain other amounts that we will not receive in cash. A portion of the aggregate purchase price for the debt investments and warrants generally will be allocated to the warrants that we receive. This will generally result in "original issue discount" on the debt instrument for tax purposes, which we must recognize as ordinary income, increasing the amounts we are required to distribute to qualify for the federal income tax benefits applicable to RICs — specifically, at least 90% of the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long term capital losses (the "Annual Distribution Requirement"). It is possible that the original issue discount may be significant. Because these warrants would not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we would need to obtain cash from other sources to satisfy such distribution requirements. If we are unable to obtain cash from other sources to satisfy such distribution requirements, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level income tax on all our income. Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a dividend distribution requirement in excess of current cash interest received. In some instances, certain loans may include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees. Since in certain cases we may recognize income before or without receiving cash representing such income, to meet the Annual Distribution Requirement, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations. We may also need to take actions that are disadvantageous to our business or may be unable to take certain actions that we believe to be necessary or advantageous to our business. If we are unable to meet the Annual Distribution Requirement, we will not qualify for the federal income tax benefits allowable to a RIC. See "Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company."

We may be subject to a federal income tax at corporate rates if we sell or otherwise dispose of certain assets contributed to us in the Restructuring within the ten-year period beginning on the date of such contribution.

        According to federal income tax laws, if we sell or otherwise dispose of certain assets contributed to us within the ten-year period beginning on the date of contribution, we could possibly be subject to a corporate tax on all or a portion of the built-in gain that existed at the time of contribution and was attributable to corporate transferors. The tax would apply, notwithstanding our intent to elect to be taxed as a RIC. Because the amount of built-in gain subject to corporate tax would be limited to the excess of the fair market value of the applicable portion of such assets over the contributor's tax basis at the time of contribution, we currently do not expect the amount of any such built-in gain to be significant.

If we are unable to satisfy Internal Revenue Code requirements for qualification as a RIC, we will be subject to corporate-level income tax, which would adversely affect our results of operations and financial condition.

        If we qualify to be treated as a RIC, we are generally not required to pay corporate-level federal income taxes on income and gains distributed to our stockholders as dividends. We will not qualify for this pass-through tax treatment if we are unable to comply with the source of income, diversification or distribution requirements contained in Subchapter M of the Code or if we fail to maintain our election to be regulated as a business development company under the 1940 Act. If we were to fail to qualify for the federal income tax benefits allowable to RICs for any reason and become subject to a corporate-level income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders, and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock. For additional information regarding our regulatory requirements, see "Regulation" and "Certain United States Federal Income Tax Considerations." In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. See "Certain United States Federal Income Tax Considerations."

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our financial condition and results of operations and cause the value of your investment to decline.

        Our ability to achieve our investment objective will depend on our ability to sustain growth, which will depend, in turn, on our senior management team's ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, we will need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will contribute to the success of our business. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our quarterly and annual operating results are subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline.

        We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including the interest rate payable on our loans, the default rate on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Changes in interest rates may affect our cost of capital and net investment income.

        Because we intend to borrow to fund our investments, a portion of our income will be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. A portion of our investments will have fixed interest rates, while a portion of our borrowings will likely have floating interest rates. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to rely on the advice of outside parties with respect to the use of such financial instruments or develop such expertise internally. In addition, we may be unable to enter into appropriate hedging transactions when desired and any hedging transactions we enter into may not be effective.

Changes in laws or regulations governing our business could negatively affect the profitability of our operations.

        Changes in the laws or regulations or the interpretations of the laws and regulations that govern business development companies, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures, portfolio composition and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses to comply with such laws, regulations or decisions or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

Our ability to enter into transactions with our affiliates will be restricted.

        We will be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. After completion of this offering and the other transactions described in this prospectus, and assuming no exercise of the underwriters' over-allotment option, Drawbridge, D.B. Zwirn and LeMoyne will beneficially own    %,    % and    %, respectively, of the outstanding shares of our common stock. As a result, without the prior approval of our independent directors, we will be prohibited from buying or selling any security from or to Drawbridge, D.B. Zwirn or LeMoyne, and, without the prior approval of the SEC, we may not enter into prohibited joint transactions with Drawbridge, D.B. Zwirn or LeMoyne.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may adversely affect our business.

        Our board of directors has the authority to modify or waive our current operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. However, the effects might adversely affect our business, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Risks Related to our Investments

We have not yet identified the portfolio companies in which we will invest all of the net proceeds of this offering.

        Our investments will be selected by our management team, subject to the approval of our investment committee, and our stockholders will not have input into our investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares.

Our proposed investments may not result in completed investments and there is no guaranty that we will successfully be awarded any of the transactions for which we have issued non-binding term sheets.

        As of September 30, 2005, we had approved transactions for three companies, representing $23.5 million. These approved investments are subject to negotiation of definitive documentation and, as a result, may not result in completed investments. As of September 30, 2005, we had also entered into executed non-binding term sheets with five prospective portfolio companies, representing $17.5 million. These proposed investments are subject to the completion of our due diligence and approval process, as well as negotiation of definitive documentation with the prospective portfolio companies and, as a result, may not result in completed investments. In addition, as of September 30, 2005, we had issued non-binding term sheets to 17 companies representing $113.0 million. There is no guaranty that we will successfully be awarded any of these transactions.

Most of our portfolio companies will need additional capital, which may not be readily available.

        Our portfolio companies will typically require substantial additional equity financing to satisfy their continuing working capital and other requirements and in most instances to service the interest and principal payments on our investment. Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets, or from traditional lenders. Accordingly, financing these types of companies may entail a higher risk of loss than financing companies that are able to utilize traditional credit sources.

Our investments are concentrated in emerging technology companies at various stages of development, which may have limited operating histories and financial resources.

        Our portfolio consists primarily of emerging technology companies at various stages of development, which may have relatively limited operating histories. Compared to larger established or publicly owned firms, these companies may be more vulnerable to economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position, and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us and may adversely affect the return on, or the recovery of, our investment in these businesses.

Our investment strategy focuses on emerging technology companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles and periodic downturns.

        We intend to invest, under normal circumstances, at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in emerging technology companies in the information technology and life science industries. Many of these companies may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns. The revenues, income (or losses) and valuations of emerging technology companies can and often do fluctuate suddenly and dramatically. In addition, emerging technology markets are generally characterized by abrupt business cycles and intense competition. Beginning in mid-2000, it became apparent that there was substantial excess production capacity and a significant slowdown in many emerging technology industries. This overcapacity, together with a cyclical economic downturn, resulted in substantial decreases in the market capitalization of many emerging technology companies. While such valuations have recovered to some extent, such decreases in market capitalization may occur again, and any future decreases in emerging technology company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than companies in other industry sectors.

        Because of rapid technological change, the average selling prices of products and some services provided by emerging technology companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by emerging technology companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Our portfolio companies operating in the life science industry are subject to significant government regulation and certain special risks particular to that industry.

        We invest in companies in the life science industry that are subject to extensive regulation by the Food and Drug Administration, or FDA, and to a lesser extent, other federal and state agencies. If such portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Portfolio companies that produce medical devices or medicines are subject to the expense, delay and uncertainty of the approval process for their products. In addition, new laws, regulations or judicial interpretations of existing laws and regulations might adversely affect a portfolio company. Portfolio companies may have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process. Any of these factors could materially and adversely affect the operations of a portfolio company and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Economic recessions or downturns could result in a decrease of venture capital spending, impair our portfolio companies' ability to repay our loans, increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which may have an adverse effect on our results of operations.

        General economic conditions may affect our activities and the operation and value of our portfolio companies. Economic slowdowns or recessions may result in a decrease of venture capital spending, which would limit our lending opportunities. Furthermore, many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company's ability to meet its obligations under the loans that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. These events could harm our financial condition and operating results.

The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

        The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investment. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related products and services often have a more limited market or life span than products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate in increasingly competitive markets. Their inability to do so could affect our investment returns. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral securing our investments and/or constitutes a significant portion of the portfolio companies' value that may be available in a downside scenario to repay our loans. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property they currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we has any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

        We invest primarily in privately held companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of the members of our management team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and a smaller market presence than larger competitors. They are thus generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could affect our investment returns.

        In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company's development. The loss of one or more key managers can hinder or delay a company's implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively affect our investment returns.

If our portfolio companies are unable to protect their intellectual property rights, our business and prospects could be harmed, and if portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

        Our future success and competitive position depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral securing our investments and/or constitutes a significant portion of the portfolio companies'

value that may be available in a downside scenario to repay our loans. Our portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe or misappropriate a third party's patent or other proprietary rights, it could be required to pay damages to such third party, alter its products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company's ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

If our investments do not meet our performance expectations, you may not receive distributions.

        We intend to make distributions of income on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See "Regulation." Also, restrictions and provisions in any future credit facilities may limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including failure to obtain, or possible loss of, the federal income tax benefits allowable to RICs. See "Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company." We cannot assure you that you will receive distributions at a particular level or at all.

Any unrealized depreciation we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

        As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith pursuant to procedures approved by our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company's inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

The lack of liquidity in our investments may adversely affect our business, and if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

        We generally invest in loans with terms of up to four years and hold such investments until maturity, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We expect to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near term. However, to maintain our qualification as a business development company and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. We may also face other restrictions on our ability to liquidate an investment in a public portfolio company to the extent that we possess material non-public information regarding such portfolio company. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

If the assets securing the loans we make decrease in value, we may not have sufficient collateral to cover losses and may experience losses upon foreclosure.

        We believe our portfolio companies generally will be able to repay our loans from their available capital, from future capital-raising transactions or from cash flow from operations. However, to attempt to mitigate our credit risks, we will typically take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. In many cases our loans will include a period of interest-only payments. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company's financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan's terms or that we will be able to collect on the loan should we be forced to enforce our remedies.

        In addition, because we invest in emerging technology companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that secures a loan could lose value if the company's rights to the intellectual property are challenged or if the company's license to the intellectual property is revoked or expires. In addition, we sometimes obtain only a commitment by the portfolio company not to grant liens to any other creditor on intellectual property. In such cases, we may have additional difficulty recovering our principal in the event of a foreclosure. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time we made the loan was not accurate or if there is a reduction in the demand for the inventory. Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        We invest primarily in loans issued by our portfolio companies. Some of our portfolio companies will be permitted to have other debt that ranks equally with, or senior to, our loans in the portfolio company. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of our loans. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any payment in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with our loans, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy.

There may be circumstances where our loans could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        Even though we have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower's business, including in rendering significant managerial assistance, or instances where we exercise control over the borrower.

We do not expect to control any of our portfolio companies.

        We do not expect to control any of our portfolio companies, even though our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Risks Related to this Offering

Our common stock price may be volatile and may decrease substantially.

        The trading price of our common stock following this offering may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

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  price and volume fluctuations in the overall stock market from time to time;

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  significant volatility in the market price and trading volume of securities of registered closed-end management investment companies, business development companies or other financial services companies;

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  our inability to deploy or invest our capital;

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  fluctuations in interest rates;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  operating performance of companies comparable to us;

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  changes in regulatory policies or tax guidelines with respect to RICs or business development companies;

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  not electing or losing RIC status;

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  actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

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  changes in the value of our portfolio of investments;

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  general economic conditions and trends; or

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  departures of key personnel.

        In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

There is a risk that you may not receive dividends or that our dividends may not grow over time.

        We intend to make distributions of income on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

We may allocate the net proceeds from this offering in ways with which you may not agree.

        We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

We will initially invest a portion of the net proceeds of this offering in high-quality short-term investments, which will generate lower rates of return than those expected from investments in accordance with our investment objective.

        We will initially invest a portion of the net proceeds of this offering in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once these proceeds are fully invested in accordance with our investment objective.

Investing in shares of our common stock may involve an above average degree of risk.

        The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

        Before this offering, there was no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value. Shares of closed-end management investment companies offered in an initial public offering often trade at a discount to the initial offering price due to sales loads, underwriting discounts and related offering expenses. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in this offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors to such issuance.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

        Upon consummation of this offering, we will have                        shares of common stock outstanding (or                        shares of common stock if the over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Investors in this offering will incur immediate dilution upon the closing of this offering.

        If you purchase shares of our common stock in this offering, you will experience immediate dilution of $                      per share because the price that you pay will be greater than the pro forma net asset value per share of the shares you acquire. This dilution is in large part due to the expenses incurred by us in connection with the consummation of this offering and the fact that our earlier investors paid less than the initial public offering price per share when they purchased their shares. You will experience additional dilution upon the exercise of stock options to purchase common stock by our employees and directors under our stock option plan.

Terrorist attacks and other acts of violence or war may affect any market for our common stock, impact the businesses in which we invest and harm our operations and our profitability.

        Terrorist attacks may harm our results of operations and your investment. We cannot assure you that there will not be further terrorist attacks against the United States or United States businesses. Such attacks or armed conflicts in the United States or elsewhere may impact the businesses in which we invest directly or indirectly, by undermining economic conditions in the United States or elsewhere. Losses resulting from terrorist attacks are generally uninsurable.

Certain provisions of the Delaware General Corporation Law and of our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

        The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

FORWARD-LOOKING STATEMENTS

        The matters discussed in this prospectus, as well as in future oral and written statements by management of Horizon Technology Finance Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include, but are not limited to, statements as to:

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  our future operating results;

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  our business prospects and the prospects of our prospective portfolio companies;

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  the impact of investments that we expect to make;

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  maintenance of our informal relationships with third parties, such as venture capital firms;

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  the dependence of our future success on the general economy and its impact on the industries in which we invest;

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  the ability of our portfolio companies to achieve their objectives;

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  our expected financings and investments;

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  our regulatory structure and tax status;

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  our ability to operate as a business development company and a regulated investment company;

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  the adequacy of our cash resources and working capital; and

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  the timing of cash flows, if any, from the operations of our portfolio companies.

        For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under "Risk Factors." You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

RESTRUCTURING; ELECTION TO BE REGULATED AS A
BUSINESS DEVELOPMENT COMPANY AND
A REGULATED INVESTMENT COMPANY

Restructuring

        Since we commenced investment operations in 2004, we have operated our business as a limited liability company through Finance LLC and its wholly owned subsidiary, Funding LLC, as well as two limited liability companies in which Finance LLC maintains a 0.5% capital interest, Funding II and Funding III. Commencing in June 2005, we also began operating part of our business through Funding IIIB, which is also a limited liability company in which Finance LLC maintains a 0.5% capital interest. In this prospectus, we refer to Funding II, Funding III and Funding IIIB as the Funding Subsidiaries. Drawbridge maintains a 99.5% capital interest in Funding II. D.B. Zwirn maintains a 99.5% capital interest in Funding III. LeMoyne maintains a 99.5% capital interest in Funding IIIB. Each of Drawbridge and D.B. Zwirn committed to contribute up to $150.0 million of capital to Funding II and Funding III, respectively, approximately $87.3 million and approximately $88.4 million of which had been funded by Drawbridge and D.B. Zwirn, respectively, as of September 30, 2005. As we closed each loan, Funding LLC initially funded the loan and simultaneously participated 100% of its interest in that loan to Funding II and Funding III based on their respective election to participate in such loan. Funding III participated a portion of its interest in certain of the loans to Funding IIIB at a later date.

        Prior to the completion of this offering, each of the Funding Subsidiaries will liquidate and distribute all of its assets and liabilities to its members (i.e., Drawbridge, D.B. Zwirn, LeMoyne and Finance LLC) in proportion to their respective capital and profits interests. Immediately thereafter, each of the members will contribute all of the assets and liabilities received in those liquidations to Funding LLC, and Finance LLC will contribute its operating assets to Funding LLC, all in exchange for 100% of the ownership interests in Funding LLC. Of that 100%, it is expected that approximately 3.4% will be held by Finance LLC, approximately 48.0% will be held by Drawbridge, approximately 36.8% will be held by D.B. Zwirn and approximately 11.8% will be held by LeMoyne. Subsequently, but prior to the completion of this offering, Funding LLC, simultaneously with its election to be treated as a business development company, will convert into a Delaware corporation and will be renamed Horizon Technology Finance Corporation, or Finance Corporation. In connection with that conversion, Drawbridge, D.B. Zwirn, LeMoyne and Finance LLC's membership interests in Funding LLC will be converted into            ,            ,             and            shares, respectively, of common stock of Finance Corporation. Thereafter and prior to the completion of this offering, Finance LLC, which at that point will have no assets other than shares of Finance Corporation, will terminate through a merger into Finance Corporation and, in connection therewith, Messrs. Pomeroy and Michaud will each receive    shares of Finance Corporation's common stock and certain other employees of Finance LLC will receive an aggregate of    shares. In addition, prior to the completion of this offering, Finance Corporation will make two grants to each of Messrs. Pomeroy and Michaud and other employees of Finance Corporation of options to purchase an aggregate of            shares and            shares of Finance Corporation's common stock at exercise prices of $            and $             per share, respectively. Despite their ownership interest in us, we are not managed or sponsored by Drawbridge (or its affiliate, Fortress Investment Group), D.B. Zwirn or LeMoyne.

Election to be Regulated as a Business Development Company and a Regulated Investment Company

        Prior to the completion of this offering, we expect to file an election to be a business development company under the 1940 Act. In addition, we intend to elect to be treated as a RIC under Subchapter M of the Code. Our election to be a business development company and to be treated as a RIC will have a significant impact on our future operations. Some of the most important effects of our election to be a business development company and our election to be treated as a RIC are outlined below.

  •
  We will report our investments at market value or fair value with changes in value reported through our statement of operations.

          We will report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their "fair value" as determined in good faith pursuant to procedures approved by our board of directors. Changes in these values will be reported through our statement of operations under the caption of "net unrealized appreciation (depreciation) on investments." See "Determination of Net Asset Value."

  •
  Our ability to use leverage as a means of financing our portfolio of investments will be limited.

          As a business development company, we will be required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities include all borrowings and any preferred stock we may issue in the future. Our ability to utilize leverage as a means of financing our portfolio of investments will be limited by this asset coverage test.

  •
  We intend to distribute substantially all of our income to our stockholders. We generally will be required to pay income taxes only on the portion of our taxable income and gains we do not distribute to stockholders (actually or constructively).

          As a RIC, we intend to distribute to our stockholders substantially all of our income and the excess of realized net short-term capital gains over realized net long-term capital losses, although we have not yet determined whether we will retain certain net long-term capital gains and elect to treat such net capital gains as deemed distributed to our stockholders. If this happens, you will be treated as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also would be eligible to claim a tax credit against your federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we pay on the deemed distribution. See "Certain United States Federal Income Tax Considerations."

          As a RIC, so long as we meet certain minimum distribution, source-of-income and asset diversification requirements, we generally will be required to pay income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively).

  •
  We intend to comply with the 1940 Act requirements applicable to business development companies.

          As a business development company, we are required to have a majority of directors who are not "interested" persons of us under the 1940 Act. Therefore, following the completion of this offering, our board will be composed of a majority of non-interested directors. In addition, we will have taken the necessary action to comply with the 1940 Act, including adopting a code of ethics, fidelity bond and custody arrangements. See also "Regulation."

USE OF PROCEEDS

        We estimate that the net proceeds to us from the sale of the common stock that we are offering will be approximately $                  ($                  if the underwriters exercise the over-allotment option in full), after deducting the underwriting discount and estimated offering expenses of $                  payable by us. We will not receive any of the proceeds of the sale of shares of common stock by the selling stockholders. We plan to use the net proceeds to us to invest in portfolio companies in accordance with our investment objective and strategy described in this prospectus and to pay our operating expenses. As described previously in this prospectus, our investment objective and strategy, generally, is to invest 80% of the value of our net assets, plus the amount of any borrowings for investment purposes, in a diverse portfolio of loans and warrants in emerging technology companies in the information technology and life science industries.

        We estimate that it will take at least six to twelve months for us to invest substantially all of the net proceeds to us consistent with our investment objective, depending on the availability of attractive investment opportunities and market conditions. Pending the uses described above, including investment in accordance with our investment strategy, we intend to invest the net proceeds to us in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the date of investment.

DISTRIBUTIONS

        We intend to distribute quarterly dividends to our stockholders. To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

  •
  98% of our ordinary income for the calendar year,

  •
  98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and

  •
  any ordinary income and net capital gains for the preceding year that were not distributed during such year.

We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained realized net long-term capital gains in excess of realized net short-term capital losses, or net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our stockholders with respect to each taxable year at least 90% of the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, we intend to distribute to our stockholders substantially all of our income, although we have not yet determined whether we will retain for investment net capital gains and elect to treat such net capital gains as a deemed distribution. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You would be eligible to claim a tax credit against your federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to "Certain United States Federal Income Tax Considerations" for further information regarding the consequences of our possible retention of net capital gains. We may also make actual distributions to our stockholders of some or all realized net long-term capital gains in excess of realized net short-term capital losses. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if we fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See "Regulation."

        We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically "opts out" of the dividend reinvestment plan and chooses to receive cash dividends. See "Dividend Reinvestment Plan."

CAPITALIZATION

        The following table sets forth our cash, cash equivalents and capitalization as of September 30, 2005;

  •
  on an as adjusted basis after giving effect to the Restructuring; and

  •
  on a pro forma as adjusted basis to reflect (i) the sale by us of                        shares of common stock in this offering at an assumed initial public offering price of $                  per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting the estimated underwriting discounts and commissions and estimated offering expenses payable by us; and (ii) the application of the estimated net proceeds that we expect to receive from our sale of common stock in this offering as described under "Use of Proceeds."

        This table assumes no exercise of the underwriters' over-allotment option of shares. You should read this table together with "Use of Proceeds" and our balance sheet included elsewhere in this prospectus.

As of September 30, 2005
	As Adjusted	Pro Forma As Adjusted
Cash and cash equivalents	$	$

Equity:
Common stock, $0.01 par value per share; 149,000,000 shares authorized, shares issued and outstanding, as adjusted ( shares issued and outstanding, pro forma as adjusted)
Additional paid-in capital
Retained earnings
Total stockholders' equity

Total capitalization	$	$

DILUTION

        If you invest in our common stock, your interest will be diluted to the extent of the difference between the initial public offering price per share of our common stock and the as-adjusted net asset value per share of our common stock immediately after the completion of this offering.

        As of September 30, 2005, after giving effect to the Restructuring, the as-adjusted net asset value of our common stock would have been $                  million, or $                  per share. We determined net asset value per share before this offering by dividing the net asset value (total assets less total liabilities) by the number of shares of common stock to be issued to the Holders in accordance with the Restructuring described under "Restructuring; Election to be Regulated as a Business Development Company and a Regulated Investment Company—Restructuring."

        After giving effect to the sale of our common stock in this offering assuming an initial public offering price of $                  per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), and after deducting estimated underwriting discounts and commissions and estimated offering expenses payable by us, our as-adjusted net asset value as of September 30, 2005 would have been approximately $                  million, or $                  per share. This represents an immediate increase in our net asset value per share of $                  to existing stockholders and dilution in net asset value per share of $            to new investors who purchase shares in this offering. The following table illustrates this per share dilution:

Assumed initial public offering price per share	$
As-adjusted net asset value per share as of September 30, 2005 after giving effect to the Restructuring
Increase in net asset value per share attributable to new investors in this offering

As-adjusted net asset value per share after this offering

Dilution per share to new investors	$

        The following table summarizes, as of September 30, 2005, and after giving effect to the Restructuring, the number of shares of common stock purchased from us, the total consideration paid to us and the average price per share paid by existing stockholders and to be paid by new investors purchasing shares of common stock in this offering assuming an initial public offering price of $                  per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), before deducting the underwriting discounts and commissions and estimated offering expenses payable by us. To the extent the underwriters' over-allotment option is exercised there will be further dilution to new investors.

Common Stock Purchased
Total Consideration
Average Price Per Share
	Number	Percent		Amount	Percent
Existing stockholders			%	$		%	$
New investors							$

Total		100.0%			$100.0%

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS

        The following discussion should be read in conjunction with our combined financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involve risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Risk Factors," "Forward-Looking Statements; Market Data" and elsewhere in this prospectus.

Overview

        We are an internally managed venture debt finance company that offers senior and subordinated working capital loans, senior revolving loans, bridge loans and equipment loans to emerging technology companies at various stages of their development in the information technology and life science industries. In conjunction with making our loans, we typically receive warrants to purchase stock and often obtain rights to purchase stock in subsequent equity financings. We primarily finance privately held, development-stage companies backed by established venture capital firms. To a limited extent, we also selectively finance publicly traded companies, typically life science companies. Our investment objective is to maximize our portfolio's total return by generating current income and capital appreciation from our loans and warrants.

        We seek to invest, under normal circumstances, at least 80% of the value of our net assets, plus the amount of any borrowings for investment purposes, in emerging technology companies in the information technology and life science industries.

        Prior to the completion of this offering, we will be an internally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act and we intend to elect to be treated as a RIC under Subchapter M of the Code. As a business development company we are required to meet regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See "Regulation." As a RIC, we generally will not have to pay corporate-level taxes on any income or gains that we distribute to our stockholders, provided we meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of the sum of our net ordinary income plus the excess, if any, realized net short-term capital gains over realized net long-term capital losses. See "Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company." We expect to use leverage to make investments.

Portfolio Composition

        We formed the company in May 2003 and commenced investment operations in April 2004. Through September 30, 2005, we had 38 portfolio companies and had invested $175.5 million in loans and equity. See "Summary—Investment Summary." As of September 30, 2005, we had debt investments in 37 companies with an aggregate fair value of $             million. See "Portfolio Companies." The number of our portfolio companies at that date exceeded the number of portfolio companies to which we had outstanding loans because one of our portfolio companies issued a warrant to us, but had not drawn down any of our commitment. As of September 30, 2005, we had outstanding loan commitments to 14 companies, representing $76.8 million. In addition to our portfolio companies having discretion whether to draw down such commitments, in some cases, the right of a company to draw down its commitment is subject to the company achieving specific milestones (e.g., an additional equity raise or the completion of a clinical trial), as well as other funding conditions typical of any other commercial loans (e.g., no event of default). Consequently, these commitments may not result in funded investments. As of September 30, 2005, we had approved debt investments for three companies, representing $23.5 million. These approved investments are subject to negotiation of definitive documentation and, as a result, may not result in commitments or funded investments. As of September 30, 2005, we had also entered into executed non-binding term sheets with five prospective portfolio companies, representing $17.5 million in debt investments. These non-binding proposed investments are subject to the completion of our due diligence and approval process, as well as negotiation of definitive documentation with the prospective portfolio companies and, as a result, may not result in binding commitments or funded investments. In addition, as of September 30, 2005, we had issued non-binding term sheets to 17 companies, representing $113.0 million. There is no guaranty that we will successfully be awarded any of these transactions. As of September 30, 2005, we also held warrants to purchase stock in 38 of our portfolio companies and had equity participation rights in 28 of our portfolio companies, of which we have exercised equity participation rights in five of our portfolio companies for an aggregate purchase price of approximately $1.8 million.

        We generate revenue in the form of interest income on loans and capital gains, if any, on warrants or other equity-related securities that we receive in conjunction with our loans. We also endeavor to obtain commitment fees, pre-payment fees and non-utilization fees. Our loans are typically secured by all or a portion of the tangible and intangible assets of the portfolio companies. We typically lend to private companies following or in connection with their receipt of a round of venture capital equity financing. Our current investments are primarily senior and subordinated working capital loans, senior revolving loans and bridge loans that are typically secured by all or a portion of the tangible and intangible assets of the portfolio company. As of September 30, 2005, senior secured loans, senior secured revolving loans, subordinated loans and equity investments comprised 56.8%, 7.5%, 34.7% and 1.0%, respectively, of our investment portfolio at fair value. Of our total investment portfolio, we classified 13.7% as senior secured loans, although such loans were subject by their terms to potential future subordination if, for example, the borrower incurs additional debt against a specified percentage of its accounts receivable. As of September 30, 2005, our loans had an original committed principal amount of between $1.5 million to $18 million, repayment terms of between 24 and 48 months and bore interest at an annual coupon rate of 8.5% to 13.0%. Through September 30, 2005, the weighted average yield on all of our debt investments was approximately 11.6%. In conjunction with our venture debt investments, we typically receive warrants in an amount between 5% and 20% of the committed loan amount. These warrants generally permit us to purchase stock in the portfolio company of the same type and at the same price per share as paid by investors in the portfolio company's most recent round of equity financing. To a lesser extent, we may also receive the right to participate in a later round of equity financing of the portfolio company.

        Total portfolio investment activity as of and for the nine months ended September 30, 2005 and the year ended December 31, 2004 was as follows:

	September 30, 2005	December 31, 2004
Beginning portfolio at fair value	$	$
Origination
Originations/warrants received on equity
Principal repayments/sale of investments
Unrealized appreciation (depreciation) on investments

Ending portfolio at fair value	$	$

        As of September 30, 2005 and December 31, 2004, the composition of our portfolio at fair value was as follows:

	September 30, 2005			December 31, 2004
	Investments at Fair Value	Percentage of Total Portfolio		Investments at Fair Value	Percentage of Total Portfolio
Senior secured loans	$		%	$		%
Senior secured revolving loans
Subordinated loans
Equity investments
Warrants to purchase stock

Totals	$		%	$		%

        For the nine months ended September 30, 2005, the weighted average yield on all of our outstanding debt investments was approximately 11.6%. Yields are computed using annualized actual interest income earned for the nine months ended September 30, 2005, including amortization of loan fees, divided by the weighted average fair value of debt investments. As of September 30, 2005, $             million of our portfolio investments at fair value were at fixed interest rates, which represented approximately     % of our total portfolio of investments at fair value. For the year ended December 31, 2004, the weighted average yield on all of our outstanding debt investments was approximately    %. Yields are computed using actual interest income earned for the year ended December 31, 2004, including amortization of loan fees, divided by the weighted average fair value of debt investments. As of December 31, 2004, $             million of our portfolio investments at fair value were at fixed rates, which represented approximately     % of our total portfolio of investments at fair value. We generally structure our subordinated debt investments at fixed rates, although many of our senior secured and junior secured loans are, and will be, at variable rates. We may, in the future, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower rates with respect to our portfolio of investments.

Portfolio Asset Quality

        We analyze and then rate the credit risk within our portfolio on a monthly basis. Companies are rated on a 1 through 4 scale, with 3 as the rating for our standard level of risk. A rating of 4 represents an improved and better credit quality. A rating of 2 or 1 represents a deteriorating credit quality and increasing risk.

        The following table shows the distribution of our investments on the 1 to 4 investment rating scale at fair value as of September 30, 2005:

	September 30, 2005
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio
1	$		%
2
3
4

Total		$100.0%

Results of Operations

        The principal measure of our financial performance is "Net income," which is the sum of three elements. The first element is "Net investment income (loss)," which is the difference between our income from interest and fees and our total expenses. The second element is "Realized gains (losses) on investments," which is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. The third element, "Net unrealized appreciation (depreciation) on investments," is the net change in the fair value of our investment portfolio. The table below summarizes these key measures for the periods indicated.

	Nine Months Ended September 30, 2005	Nine Months Ended September 30, 2004	Year Ended December 31, 2004	Period from May 2, 2003 to December 31, 2003
	(Unaudited)	(Unaudited)
Statement of Operations Data:
Investment income
Interest income	$	$	$	$
Fees

Total investment income

Expenses
Salaries and benefits
General and administrative

Total expenses

Net investment income (loss)
Net unrealized appreciation (depreciation) on investments

Net income	$	$	$

Comparison of the nine months ended September 30, 2005 and September 30, 2004

  Total Investment Income

        Total investment income includes interest income on our investments and fee income. Our fee income primarily includes loan and arrangement fees.

        [to be completed]

  Total Expenses

        Expenses include salaries and benefits, professional fees and general and administrative expenses.

        [to be completed]

  Realized Gains (Losses) on Sale of Investments and Net Unrealized Appreciation (Depreciation) on Investments

        [to be completed]

  Net Income

        [to be completed]

Liquidity and Capital Resources

        We generate cash flow primarily from operations, including customer principal payments, income earned from investments in our portfolio companies and, to a lesser extent, the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less, commitment fees and pre-payment and non-utilization fees. We also intend to generate cash from the net proceeds of this offering and from future borrowings. Our primary use of funds is investments in portfolio companies and cash distributions to holders of our common stock. After we have used the net proceeds of this offering and from future borrowings, we expect to raise additional capital to support our future growth through future equity offerings, issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act.

        We expect in the normal course of business to have unfunded commitments to extend credit. Unfunded commitments to provide funds to portfolio companies will not be reflected on our balance sheet. Our unfunded commitments may be significant from time to time. As of September 30, 2005, we had unfunded commitments of approximately $76.8 million. These commitments will be subject to the same underwriting and ongoing portfolio management as the on-balance sheet financial instruments that we hold. As of September 30, 2005, we had extended non-binding term sheets to 17 prospective new portfolio companies representing approximately $113.0 million of venture loan investments. These investments are subject to the finalization of our due diligence and approval process as well as the negotiation of definitive agreements with the prospective portfolio company and, as a result, may not result in completed investments.

        At September 30, 2005 and December 31, 2004 we had $    million and $    million, respectively in cash and cash equivalents.

        [to be completed]

Borrowings

        We may enter into a debt financing facility in order to obtain funds which may be made available for investments. See "Obligations and Indebtedness."

Dividends

        As of the date of this prospectus, we have not paid any dividends. We intend to elect to be taxed as a RIC under Subchapter M of the Code. We intend to distribute quarterly dividends to our stockholders, commencing after the end of the first full fiscal quarter following the completion of this offering.

        As long as we qualify as a RIC, we will not be taxed on our "investment company taxable income" or realized net capital gains, to the extent that such taxable income and gains are distributed to stockholders on a timely basis. Annual tax distributions generally will differ from net income for the fiscal year due to temporary and permanent timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income. To qualify as a RIC under Subchapter M of the Code, and to avoid corporate-level tax on our income, we must, in general, for each taxable year:

  •
  have in effect at all times during the taxable year an election to be treated as a business development company;

  •
  derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income;

  •
  meet asset diversification requirements as defined in the Code; and

  •
  distribute to stockholders at least 90% of our investment company taxable income as defined in the Code.

We intend to take all steps necessary to qualify for the federal tax benefits allowable to RICs, including distributing annually to our stockholders at least 90% of the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. Unless a stockholder elects otherwise, these distributions will be reinvested in additional shares of our common stock through our dividend reinvestment plan. We may retain any realized net long-term capital gains in excess of realized net short-term capital losses and elect to treat such net capital gains as a deemed distribution to our stockholders. We may also make actual distributions to our stockholders of some or all of such net long-term capital gains. See "Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company" and "Dividend Reinvestment Plan." There can be no assurance that we will qualify for treatment as a RIC in any future years.

        We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to (1) the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and (2) provisions in our future credit facilities, if any. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of the federal income tax benefits allowable to a RIC. We cannot assure stockholders that they will receive any distributions or distributions at any particular level.

Critical Accounting Policies

        The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified our investment valuation process and the related amounts of unrealized appreciation and depreciation of investments recorded and interest income recognition as our only critical accounting policies.

Investment Valuation

        We initially value each investment at its original cost. The value may be adjusted on a quarterly basis if determined appropriate pursuant to policies and procedures established by our board of directors. Substantially all of our investments are privately negotiated transactions in illiquid debt and equity-related securities of private companies.

        With respect to loans, each investment is initially valued at its original cost. In subsequently determining fair value we consider a number of factors including the borrower's financial condition, prospects for future equity rounds, the nature and value of any collateral and our ability to collect the remaining scheduled payments.

        With respect to private equity securities, each investment is initially valued at its original cost, Subsequently, these investments are valued at fair value determined in good faith pursuant to procedures approved by our board of directors.

        With respect to public equity securities, each investment is valued using the closing price per share on the last business day of each calendar quarter.

        With respect to public and private warrants, each security is valued at fair value determined in good faith pursuant to procedures approved by our board of directors.

Interest Income Recognition

        Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. When a loan becomes 90 days or more past due, or if we otherwise do not expect the debtor to be able to service its debt on other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until all the principal has been paid.

        [to be completed]

Off-Balance Sheet Arrangements

        [to be completed]

Related Party Transactions

        [to be completed]

OBLIGATIONS AND INDEBTEDNESS

        We may enter into a debt financing facility in order to obtain funds which may be made available for investments. We have received preliminary term sheets that generally describe the basic terms and provisions of such a facility from multiple arrangers on behalf of their related financial institutions, including an affiliate of Banc of America Securities LLC, one of the underwriters of this offering. In connection with such a facility, we may establish a wholly owned, bankruptcy-remote special purpose subsidiary, and on an ongoing basis contribute portfolio loans to this subsidiary and grant a security interest in such portfolio loans and related rights in favor of this subsidiary. Completion of any such facility would be subject to, among other things:

  •
  completion by the investors participating in such facility of required due diligence,

  •
  agreement on all terms of such facility,

  •
  negotiation, execution and delivery of definitive documentation in form, scope and substance satisfactory to the investors participating in such facility,

  •
  each participating investor's satisfaction with our financial condition, performance and investment portfolio,

  •
  no material adverse changes in our financial condition, performance and investment portfolio or in any other information disclosed to the participating investors,

  •
  each participating investor's receipt of all internal credit approvals and, to the extent necessary, certain rating agency approvals, and

  •
  confirmation of compliance with all regulatory matters.

BUSINESS

General

        We are an internally managed venture debt finance company that offers senior and subordinated working capital loans, senior revolving loans, bridge loans and equipment loans to emerging technology companies at various stages of their development in the information technology and life science industries. In conjunction with making our loans, we typically receive warrants to purchase stock and often obtain rights to purchase stock in subsequent equity financings. We primarily finance privately held, development-stage technology companies backed by established venture capital firms. To a limited extent, we also selectively finance publicly traded companies, typically life science companies. Our investment objective is to maximize our portfolio's total return by generating current income and capital appreciation from our loans and warrants.

        We focus our investments primarily in two key segments of the emerging technology market: information technology and life science. The information technology industry has numerous sub-markets that we specifically target, which include communications, networking, wireless communications, data storage, software, semiconductor, internet and media, consumer-related technologies. We also target certain sub-markets of the life science industry, which include biotechnology, drug delivery, bioinformatics, diagnostics and medical devices.

        We typically lend to private companies following or in connection with their receipt of a round of venture capital equity financing. Our current investments are primarily senior and subordinated working capital loans, senior revolving loans and bridge loans that are typically secured by all or a portion of the tangible and intangible assets of the portfolio company. As of September 30, 2005, senior secured loans, senior secured revolving loans, subordinated loans and equity investments comprised 56.8%, 7.5%, 34.7% and 1.0%, respectively, of our investment portfolio at fair value. Of our total investment portfolio, we classified 13.7% as senior secured loans, although such loans were subject by their terms to potential future subordination if, for example, the borrower incurs additional debt against a specified percentage of its accounts receivables. As of September 30, 2005, our loans had an original committed principal amount of between $1.5 million to $18 million, repayment terms of between 24 and 48 months and bore interest at an annual coupon rate of 8.5% to 13.0%. Through September 30, 2005, the weighted average yield on all of our debt investments was approximately 11.6%. In conjunction with our venture debt investments, we typically receive warrants in an amount between 5% and 20% of the committed loan amount. These warrants generally permit us to purchase stock in the portfolio company of the same type and at the same price per share as paid by investors in the portfolio company's most recent round of equity financing. To a lesser extent, we may also receive the right to participate in a later round of equity financing of the portfolio company.

        We formed the company in May 2003 and commenced investment operations in April 2004. Through September 30, 2005, we had 38 portfolio companies and had invested $175.5 million in loans and equity. See "Summary—Investment Summary." As of September 30, 2005, we had debt investments in 37 companies with an aggregate fair value of $         million. See "Portfolio Companies." The number of our portfolio companies at that date exceeded the number of portfolio companies to which we had outstanding loans because one of our portfolio companies issued a warrant to us, but had not drawn down any of our commitment. We typically receive investment rights in the form of warrants with our commitment to make debt investments. Thus, if our portfolio companies have not drawn down or do not draw down their commitments or they repay or prepay their loans, the number of our portfolio companies may exceed the number of portfolio companies to which we have outstanding commitments or loans. As of September 30, 2005, we had outstanding loan commitments to 14 companies, representing $76.8 million. In addition to our portfolio companies having discretion whether to draw down such commitments, in some cases, the right of a company to draw down its commitment is subject to the company achieving specific milestones (e.g., an additional equity raise or the completion of a clinical trial), as well as other funding conditions typical of any other commercial loans (e.g., no event of default). Consequently, these commitments may not result in funded investments. As of September 30, 2005, we had approved debt investments for three companies, representing $23.5 million. These approved investments are subject to negotiation of definitive documentation and, consequently, may not result in commitments or funded investments. As of September 30, 2005, we had also entered into executed non-binding term sheets with five prospective portfolio companies, representing $17.5 million in debt investments. These non-binding proposed investments are subject to the completion of our due diligence and approval process, as well as negotiation of definitive documentation with the prospective portfolio companies and, consequently, may not result in binding commitments or funded investments. In addition, as of September 30, 2005, we had issued non-binding term sheets to 17 companies, representing $113.0 million. There is no guaranty that we will successfully be awarded any of these transactions. As of September 30, 2005, we also held warrants to purchase stock in 38 of our portfolio companies and had equity participation rights in 28 of our portfolio companies, of which we have exercised equity participation rights in five of our portfolio companies for an aggregate purchase price of approximately $1.8 million.

        We seek to invest, under normal circumstances, at least 80% of the value of our net assets, plus the amount of any borrowings for investment purposes, in emerging technology companies in the information technology and life science industries.

        Each of our co-founders, Robert D. Pomeroy, Jr., our Chairman and Chief Executive Officer, and Gerald A. Michaud, our President and Chief Operating Officer, and Christopher M. Mathieu, our Chief Financial Officer, has over 15 years of experience in the venture lending industry. We have an additional eight professionals who have an average of over six years of experience in the venture lending industry, including marketing, legal, accounting and portfolio management.

Our Business Strategy

        Our investment objective is to maximize our portfolio's total return by generating current income and capital appreciation from our loans and warrants. To meet this objective we apply our expertise in venture debt product development and transaction sourcing, our knowledge of the information technology and life science industries, and our disciplined underwriting process to add value to our customers' businesses and thereby obtain returns that we believe exceed those returns that can be obtained in traditional commercial finance products. To implement our business strategy, we employ the following venture lending practices:

  •
  Direct Origination. We typically originate our transactions directly from information technology and life science companies. These transactions are sourced from referrals from venture capital firms, information technology and life science management teams, and legal and accounting firms that represent information technology and life science companies. Our management team has worked on numerous transactions with many of these sources over a 15-year venture lending history.

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  Creative Products with Attractive Risk-Adjusted Pricing.  We use creative debt product solutions to meet customer and market demand based on expertise and knowledge gained by our management team in providing venture debt products to over 375 venture capital-backed technology companies over a 15-year period. We have developed pricing tools, structuring techniques and valuation metrics to maximize returns on each investment. As of September 30, 2005, our existing loan portfolio had interest rates ranging from 8.5% to 13.0%. In addition, all of the loans in our existing loan portfolio have warrant grants ranging from 5% to 20% of our loan commitment amount, although we may elect in the future to extend loans that are not accompanied by warrant grants. We also endeavor to obtain commitment fees, pre-payment and non-utilization fees and equity participation rights to enhance our loan and investment portfolio returns.

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  "Enterprise-value" Lending.  We take an enterprise value approach to our loan structuring and underwriting process. We typically secure a senior or subordinated lien position against the enterprise value of a company and obtain pricing enhancements in the form of warrants that we anticipate will build long-term asset appreciation and other "success-based" fees, which we believe reduce the downside risk of venture lending. When we do not get a lien on the portfolio company's intellectual property, we typically obtain a covenant that such company will not grant a lien on such intellectual property to anyone else. "Enterprise-value" lending requires the lender to have an extensive understanding of the companies it lends to and markets it serves. We believe that this in-depth understanding of how private venture capital-backed technology companies grow in value, finance that growth over time, and the various business cycles they will encounter can be carefully analyzed by venture lenders who have substantial experience, relationships and knowledge within the markets they serve. Understanding the underlying loan-to-value proposition of a venture capital-backed development-stage technology company requires having insight into how a company's investors have acted in supporting comparable companies in the past, knowing the historical performance of the management team in meeting forecasts and projections, having some knowledge base and historic perspective of how long it takes to fully develop and commercialize products for a variety of information technology and life science products, understanding the competitive environment that the company will face as it brings its product to market, and knowing where to locate and evaluate comparable companies' historic valuations. This in-depth insight into these important qualitative factors is outside of normal underwriting considerations of cash usage analysis and collateral coverage. We believe the experience that our management team possesses gives us enhanced capabilities in making these qualitative "enterprise-value" evaluations, which we believe provides for a high quality venture loan portfolio with value-added returns for our stockholders.

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  Disciplined Underwriting Process.  We use a disciplined underwriting process that includes redundant validation of information, extensive knowledge of our industries, outside expert consultation, comparable industry valuation metrics, sophisticated financial analysis related to development-stage companies and other quantitative and qualitative measures.

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  Customized Loan Documentation Process.  We have employed an internally managed documentation process that assures that each loan transaction is documented using our specifically tailored "enterprise-value" venture loan documents. We use experienced in-house senior legal counsel to oversee the documentation and negotiation of each of our transactions.

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  Active Portfolio Management.  Because we expect most of our loan portfolio customers to be privately held, venture capital-backed, development-stage technology companies, we apply a "hands on" approach to our portfolio management processes and procedures. We require our private portfolio companies to provide monthly financial information, and we typically participate in quarterly discussions with management and investors of our loan portfolio companies. We also generally conduct annual visits to our portfolio companies' offices. Internally, we require monthly management reporting to our senior management team on each portfolio company, and we internally rate our portfolio companies based on the changing dynamics of that company, and engage our senior management in any loan transaction that may be potentially impaired.

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  Diversified Loan Portfolio.  Portfolio diversification is an important part of our overall growth and portfolio management strategy. We regularly monitor our loan portfolio to ensure we have ample diversification using industry, stage of development and geography as key indicators. By constantly monitoring our loan portfolio for diversification we attempt to reduce the risk of down market cycles associated with any particular industry, geography or development stage. As of September 30, 2005, we have funded $175.5 million in loans to 37 venture-backed, development-stage technology companies. Of those investments, 14 companies representing $70.5 million are life science companies and 23 representing $105.0 million are information technology companies. In addition, 17 companies, representing $73.2 million, are located in the Western part of the United States and 20 companies, representing $102.3 million, are located in the Eastern part of the United States. Of the 37 companies in our portfolio, we consider six companies, representing $23.0 million to be early in their development stage, 12 companies, representing $55.3 million, to be in the middle of their development stage and 19 companies, representing $97.2 million, to be in later stage of development. The following charts show the diversification of our loan portfolio as of September 30, 2005.

Our Market Opportunity

Venture lending

        Venture lending has been a complement to venture capital investing since the mid-1980s. Prior to that venture capital-backed technology and life science companies relied primarily on equity capital to finance their enterprises through the development stage. In the mid-1980s, some boutique equipment leasing/lending companies began leasing capital equipment to venture capital-backed technology and life science companies through secured leasing arrangements. Eventually these leasing companies extended their lease offerings to attribute value to significant "soft costs" such as leasehold improvements, which were sometimes supported by cash collateral. In the 1990s these venture leasing/lending companies began to refine and expand their lending products to "enterprise" type loans that were used to provide working capital to venture capital-backed technology and life science companies for product development and pre-revenue marketing and sales costs. These loans were generally secured by an all asset lien against the borrower's assets. Today, "enterprise-value" lenders have developed sophisticated financing products based on experience gained in lending to venture capital-backed technology and life science companies for over a decade in good and bad markets. We believe those individuals, including our management team and companies who pioneered venture lending in the 1980s and 1990s and have gained experience and knowledge by working through numerous business cycles are best positioned to successfully originate, underwrite and manage a venture loan enterprise.

        We believe that venture lenders have the potential to achieve enhanced returns in exchange for the increased level of risk associated with lending to development-stage companies. Potential benefits to venture lenders include the following:

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  Higher Interest Rates.  Venture loans typically bear interest at rates that exceed the rates available in traditional commercial financing transactions. We believe these rates provide a risk-adjusted return to lenders compared with other types of debt investing, and provide a significantly less expensive alternative to equity financing for development-stage companies.

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  Support of Venture Capital Equity Investors.  In most cases, venture lenders enter into a venture loan in conjunction with or immediately after a substantial venture capital equity investment in the borrower. This equity investment supports the venture loan by initially providing a source of cash to fund the borrower's debt service obligations. In addition, because the venture debt ranks senior in priority of payment to the equity investment, the borrower must repay that debt before the equity investors realize a return on their investment. If the portfolio company subsequently becomes distressed, its venture capital investors will likely have an incentive to assist it in avoiding a payment default, which could lead to foreclosure on the secured assets. We believe that the support of the equity investors increases the likelihood of a venture loan being repaid.

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  Relatively Rapid Amortization of Loans.  Venture loans typically require that interest payments begin within one month of closing, and principal payments begin within twelve months of closing, thereby returning capital to the lender and reducing the capital at risk with respect to the investment. Because venture loans are typically made at the time of or soon after a portfolio company completes a significant equity financing, the portfolio company usually has sufficient funds to begin making scheduled principal and interest payments even if it is not then generating revenue. To the extent that a borrower is able to increase its "enterprise-value" during the term of the loan (which is typically between 24 and 48 months), the lender may benefit from a reduced loan-to-value ratio, which reduces the risk of the loan.

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  Senior Ranking to Equity and Collateralization.  Venture loans are typically secured by some or all of the borrower's assets, thus making them senior to equity. In many cases, if a borrower defaults on its loan, the value of this collateral will provide the lender with an opportunity to recover all or a portion of its investment. Because holders of equity interests in a borrower will generally lose their investments before we experience losses, we believe that the likelihood of losing all of our invested capital in a venture loan is lower than would be the case with an equity investment.

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  Potential Equity Appreciation Through Warrant Interests.  Venture lenders are typically granted equity participation rights in portfolio companies, usually in the form of warrants to purchase preferred stock. Historically, this warrant coverage on venture debt investments to development-stage companies has been between 5% and 20% of the loan amount and has permitted venture lenders to purchase stock in the portfolio company, mostly of the same type and at the same price per share as paid by the investors in the most recent round of equity financing. Warrants or other equity securities provide a venture lender with an opportunity to participate in the potential growth in value of the portfolio company, thereby increasing the potential return on investment.

        We believe that venture lending also provides an attractive financing source for borrowers, their management teams and their venture capital investors. Potential benefits to borrowers include the following:

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  Venture Debt Allows Borrowers to Match Cash Sources with Uses.  Debt is often used to fund infrastructure costs, including office space and laboratory equipment. The use of debt to fund infrastructure costs allows a portfolio company to spread these costs over time, thereby conserving cash at a stage when its revenues may not be sufficient to cover expenses. Similarly, working capital financing may be used to fund selling and administrative expenses ahead of anticipated corresponding revenue. In both instances, equity capital is preserved for research and development expenses.

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  Venture Debt is Typically Less Dilutive than Venture Equity Financing.  Venture debt allows a company to access the cash necessary to implement its business plan without diluting the existing equity interests in such company. Typically, the warrants or other equity securities issued as part of a venture lending transaction result in only minimal dilution to existing investors as compared to the potential dilution of an equity round of financing.

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  Venture Debt Extends the Time Period During Which a Borrower Can Operate Before Seeking Additional Equity Financing.  By using venture debt, development-stage companies can postpone the need for their next round of equity financing, thereby extending their cash available to fund operations. This delay can provide borrowers with additional time to improve technology, achieve development milestones and, potentially, increase the company's valuation before seeking more equity investments.

        We believe that current market dynamics favor venture lending. First, the level of venture capital investment has stabilized since the rise and fall of technology stocks in 1999-2002. Although the current level of venture capital investing is lower than the peak year of 2000, the level of venture capital investing has been relatively stable since 2003. According to Ernst & Young/VentureOne Venture Capital Report for the third quarter of 2005, venture capital investment in 2003, 2004 and the first three quarters of 2005 was approximately $19.2 billion, $21.5 billion and $16.2 billion, respectively. Current venture capital investing compares favorably to the similar normalized venture capital investing periods of 1997 (approximately $13.0 billion) and 1998 (approximately $17.7 billion). Since 2003 valuations of venture capital-backed development-stage technology companies have been steadily increasing. According to Ernst & Young/VentureOne Venture Capital Report for the third quarter of 2005, median valuations for venture capital-backed companies increased from approximately $10 million in 2003 to approximately $13 million in 2004 and has continued to increase in the first nine months of 2005 to approximately $16.7 million. In addition, median valuations for information technology companies have almost doubled in the first nine months of 2005. We believe that valuations will continue to increase as venture capital-backed technology companies continue to develop their products and bring them to market. As a result, we believe investors, including venture debt lenders who hold equity stakes in these companies, stand to gain economic benefits through valuation appreciation over the coming years. In the case of venture lenders, the increase in valuations would also provide for additional downside risk protection if loan-to-value ratios continue to improve during the term of their loans to venture capital-backed technology companies. We believe that the combination of the increase in venture capital equity financing transactions, improvement in the relative quality of companies being supported by venture capital investments, lower valuations of development-stage companies as compared with 1999-2002 levels and greater awareness of and demand for venture debt financing make the venture debt market attractive for new investment.

Venture Capital Investments: Dollar amount of transactions ($ in billions)

	2003	2004	First nine months of 2005
Information Technology	$10.8	$12.3	$9.0
Life Science	$6.1	$7.0	$4.4

Total	$16.9	$19.3	$13.4

Source: Ernst & Young/VentureOne Venture Capital Report for the third quarter of 2005.

Venture Capital Investments: Number of transactions

	2003	2004	First nine months of 2005
Information Technology	1,286	1,362	931
Life Science	503	524	369

Total	1,789	1,886	1,300

Source: Ernst & Young/VentureOne Venture Capital Report for the third quarter of 2005.

        We believe the signs of growth in the number of companies funded and the amount of equity capital having been invested by the venture capital industry from the beginning of 2003 through the first nine months of 2005 is a positive indicator for venture lenders. While we know of no industry statistics on venture lending over the past ten years, we believe historically as venture capital investing volume increases and decreases so does venture lending volume. Historically, there have been a number of metrics and analytics used by venture lenders in underwriting loans to venture capital-backed technology companies. A number of those metrics are tied to venture capital investment, such as how much equity has been raised by the company, when the last equity round was completed, what was the most recent valuation for the company, and who are the investors in the company. Logically, as venture capitalists increase the number of companies they invest in, the amount of capital they invest, and valuations continue to rise, venture lenders will find a greater number of venture capital-backed technology companies that meet their underwriting criteria, and there may be more venture capital-backed companies that will seek venture debt to leverage the additional equity raised.

Valuations of venture capital-backed technology companies ($ in millions):

	2003	2004	First nine months of 2005
Median Valuation—Information Technology	$9.5	$12.0	$17.3
Median Valuation—Life Science	$15.5	$16.2	$18.1
Median Valuation—All Markets	$10.0	$13.0	$16.7

Source: Ernst & Young/VentureOne Venture Capital Report for the third quarter of 2005.

        Since 2003, valuations of venture capital-backed, development-stage technology companies have been steadily increasing. According to Ernst & Young/VentureOne Venture Capital Report for the third quarter of 2005 median valuations for venture capital-backed companies has increased from $10 million in 2003 to $13 million in 2004 and has continued to increase in the first nine months of 2005 to $16.7 million. In addition median valuations for information technology companies have almost doubled in the first nine months of 2005. We believe that this trend will continue as venture capital-backed technology companies continue to develop their products and bring them to market. As a result, we believe investors, including venture debt lenders who hold equity stakes in these companies, stand to gain economic benefit through valuation appreciation over the coming years. In the case of venture lenders, the increase in valuations also provides for additional downside risk protection as loan-to-value ratios will continue to improve during the term of their loans to venture capital-backed technology companies.

Emerging Information Technology and Life Science Industries

        We focus our investments primarily in two key segments of the emerging technology market: information technology and life science. The information technology industry has numerous sub-markets that we specifically target, including communications, networking, wireless communications, data storage, software, semiconductor, internet and media and consumer-related technologies. We also target certain sub-markets of the life science industry, including biotechnology, drug delivery, bioinformatics, diagnostics and medical devices.

  Information Technology

        The information technology industry broadly defined had over 10,000 venture capital-backed companies as of September 30, 2005, according to Dow Jones VentureSource. Historically, venture capital financing has been a primary driver in funding the early development stage of many information technology companies. For example, well known and successful public companies such as Google, Inc., Ebay, Inc., Cisco Systems, Inc., Netscreen Technologies, Inc. (subsequently acquired by Juniper Networks, Inc. for approximately $4 billion), RF Micro Devices, Inc., RSA Security, Inc., Silicon Graphics, Inc., Silicon Laboratories, Inc., Sun Microsystems, Inc., Symantic Corporation, Volterra Semiconductor Corporation and Yahoo!, Inc. all received venture capital funding prior to completing an initial public offering. Likewise, many privately held, venture capital-backed, development-stage information technology companies use venture debt as part of their financing strategy. Of the above-named companies, Google, Inc., Netscreen Technologies, Inc., Silicon Laboratories, Inc. and Volterra Semiconductor Corporation used venture debt financing prior to going public. We believe that as venture capital-backed information technology companies analyze the various financing alternatives available to them for product development, infrastructure build out and marketing, an increasing number of these companies will opt to use a combination of venture capital financing and venture debt financing to keep their overall cost of capital lower and increase capital availability.

        Information technology companies develop new products and services that generally fall into two categories: evolutionary products and services or revolutionary products and services. The first category, evolutionary products and services, addresses existing markets with developing products or services that can make companies or individuals more productive or more efficient. Many software development companies fall into this category. The second category, revolutionary products and services, creates new markets that are driven by a revolutionary technology platform. E-mail, internet protocol and voice over internet protocol, or VoIP, fall in this category. Unlike life science companies, information technology companies are generally on a fast track to get their products to market ahead of competing technologies. As a result, these companies have numerous but smaller rounds of equity and debt financings during a shorter development phase.

        Historically, venture capital backed information technology companies could rely on the initial public offering, or IPO, market and merger and acquisition, or M&A, market as reliable exit strategies upon proof of concept of their technology product or service. However, based on the experience from the years 2000-2002, the IPO and M&A markets have increased considerably the standard of what constitutes a good IPO or M&A candidate. In the current market, successful information technology company candidates for an IPO or M&A exit must not only have early sales success of their product or service but also must be at or close to profitability. As a result, information technology companies are increasingly requiring incremental private equity and debt financing to achieve the higher exit opportunity criteria. We believe venture debt will play an increasing role in providing incremental financing for many of these companies as it is less dilutive to existing shareholders (including the management) than incremental equity financing. We also believe that an increased amount of debt can be supported by the higher valuations that these later stage companies command.

  Life Science

        The life science industry broadly defined is made up of over 1,400 companies as of June 2005, according to Ernst & Young. Historically, life science companies have used a mix of venture capital, corporate collaborations and venture debt to provide a portion of the substantial amount of capital needed to bring an FDA approved product to market. For example, well known and successful public life science companies such as Millenium Pharmaceuticals, Inc., Caliper Life Sciences, Inc., Cephalon, Inc., Cell Genesys, Inc., Cubist, Inc. and Medimmune, Inc. all used both venture capital and venture debt prior to becoming public companies. We believe that the cost to bring one life science product to market through a rigorous regulatory approval process can exceed $100 million and take between seven and 16 years. As a result, life science companies are required to complete numerous financings during their development stage and are very dependent on the private equity and debt markets to achieve those financing requirements. The use of venture debt to meet some of the capital demands of life science companies provides a lower cost solution than using only equity venture capital financing and expands the life science company's access to capital.

        According to Ernst & Young's Global Biotechnology Report 2005, there were 55 life science products under review at the FDA at the beginning of the year. Traditionally, life science companies have numerous ways of monetizing their intellectual property. One approach is to develop new drugs or medical devices that meet unmet demands in curing or incrementally improving existing treatments for known diseases. Life science companies can also partner with large pharmaceutical companies to co-develop products from the life science company's underlying technology and receive royalty payments if the products are brought to market. The development timeline to complete the monetization of life science technology is long and usually spans a number of business cycles. As a result, life science companies generally have a minimum of one to two years of cash on hand at all times to ensure that there will be no interruption in their product development strategy due to uncertain capital markets. Therefore, the life science industry has become more reliant in recent years on private equity and debt financing to insure that they have sufficient capital to execute their technology development plans over a long development time line.

        According to Ernst & Young's Global Biotechnology Report 2005, life science companies completed 172 venture capital financing rounds in 2004 representing $3.5 billion, which represents a record amount of venture capital investment in life science companies. We believe that life science companies are increasingly using venture debt as part of their long term financing strategies as well. Historically, life science companies must reach certain milestones in their product development to achieve higher valuations. We believe increasing numbers of life science companies are using venture debt to reach development milestones prior to seeking additional venture capital or other alternative financing opportunities. In addition, the public markets represent an alternative financing vehicle for some later stage life science companies; however, the window of opportunity for completing an IPO may not be available to such companies when they require capital. As a result, many life science companies use venture debt as a means to extend their cash to sustain their operations until the optimal public market opportunity arises.

        By virtue of the significant amount of capital required by both information technology companies and life science companies to complete their technology and market development cycle, we believe that venture debt will continue to play an increasing role as part of the financing strategy for these venture capital backed development-stage companies.

Stages of Development of Venture-backed Companies

        Below is a typical development curve for a life science or information technology company reflecting the various points along the development curve where venture debt would be a reasonable financing solution:

Investment Criteria

        We have identified several criteria that we believe will prove important in achieving our investment objective with respect to prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest.

        Portfolio Composition.    We generally invest in venture capital-backed emerging technology companies in either the information technology or life science industry. We seek to diversify our portfolio by including companies that range from an early stage (in which they consume cash for the development of technology) to a later-stage (in which they use cash to build a sales and business development organization to increase sales to a growing customer base).

        Continuing Support from One or More Venture Capital Holders.    We generally seek to invest in companies in which one or more established venture capital sponsors have previously invested and continue to make a contribution to the management of the business. We believe that established venture capital sponsors can serve as a committed partner and advisor and will assist their portfolio companies and their management teams in creating value.

        Company Stage of Development.    While we invest in companies at various stages of development, we generally require that prospective portfolio companies be beyond the seed stage of development and have received at least their first institutional round of equity financing. We expect a prospective portfolio company to demonstrate its advancement of technology. The anticipated growth rate of a prospective portfolio company is a key factor in determining the value that we ascribe to any warrants or other equity securities that we may acquire in connection with making debt investments.

        Operating Plan.    We generally require that a prospective portfolio company, in addition to having sufficient access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to raise the additional capital necessary to cover its operating expenses and service its debt. We generally expect that the enterprise value of a prospective portfolio company, plus cash on hand, should be sufficient to cover the principal balance of debt borrowed by such company. In addition, we generally expect that the amount of cash available to the prospective portfolio company is sufficient to cover more than six months of its anticipated expenses.

        Liquidation Value of Assets.    The prospective liquidation value of the assets collateralizing our loans is an important factor in our credit analysis. We emphasize both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, networks and databases.

        Terms.    Although terms will vary based on the borrower and other conditions, our standard repayment term is between 24 and 48 months. The amortization schedule varies, but there is generally some form of an interest only period and, in some cases, a balloon payment at the end of the term. We also typically collect a commitment fee and may be entitled to a prepayment fee.

        Warrants.    We generally receive warrants having terms consistent with the most recent round of venture capital financing. We do not view the upside appreciation potential of warrants as a means to mitigate risk, but rather to ensure that the compensation we receive is appropriate for the level of risk being undertaken. We also often seek to receive rights to invest in a future round of a borrower's equity financing; such opportunities to invest are at our option and not an obligation.

        Experienced Management of Portfolio Companies.    We generally require that our portfolio companies have an experienced management team. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors.

        Exit Strategy.    Prior to making a debt investment that is accompanied by an equity-related security in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events typically include an IPO or a sale of the company.

Investment Process

        We believe that we are a leader in the venture lending industry and the depth and breadth of experience of our investment professionals in all aspects of venture lending exceeds that of many of our competitors. We have created an integrated approach to our loan origination, underwriting, approval and documentation process that effectively combines the skills of our professionals. This process allows us to move efficiently and quickly from our initial contact with a prospective client to the closing of a transaction while consistently maintaining our rigorous underwriting standards. After closing, we employ a "hands-on" portfolio management process which includes a proprietary ratings system and constant contact with our borrowers. During the process, several of our professionals become involved in the analysis, decision-making and portfolio management with respect to each potential lending opportunity. We believe that the high level of staff involvement in the various phases of our process allows us to minimize our credit risk while delivering superior service to our clients.

Our Lending Process

        Origination.    Our loan origination process begins with our industry-focused regional managing directors who are charged with identifying, contacting and screening our prospective clients. They meet with key decision makers and deal referral sources such as venture capitalists and senior executives within our target industries. We believe the Horizon brand and management team is well known within the venture capital community, as well as by many repeat entrepreneurs and board members. These broad relationships, which reach across the venture capital industry, give rise to most of our deal origination.

        The managing director will obtain review materials on the prospective client and from those materials, as well as other available information, determine whether it is appropriate for us to issue a term sheet. The managing director bases this decision to proceed on his or her experience in venture lending and the target industry, the competitive environment and the customer's needs and will often seek the counsel of our senior management and the underwriting team.

        Term Sheet.    If the managing director determines, after review and consultation with senior management, that the potential transaction meets our initial credit standards, we issue a term sheet to the potential portfolio company.

        The terms of the transaction are tailored to a borrower's specific funding needs while taking into consideration the market dynamics, quality of management team, the institutional equity investors involved and applicable credit criteria, which may include: borrower's existing cash resources, the development of its technology, and the anticipated timeline to the next round of equity financing.

        Underwriting.    Once the term sheet has been negotiated and executed and the prospective client has remitted a good faith deposit, the responsible managing director in conjunction with the underwriting team requests additional due diligence materials from the potential borrower and arranges for a due diligence visit.

        We request the following information as part of the underwriting process:

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  Annual and interim financial information;

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  Capitalization tables showing details of equity raised and ownership;

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  Recent presentations to investors or board members covering the borrower's current status and opportunity;

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  Detailed business plan, including executive summary and market opportunity;

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  Detailed background on all members of management;

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  Articles and papers written about the company and its market;

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  Detailed forecast for the current and subsequent fiscal year including monthly cash forecast;

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  Information on competitors and the borrower's competitive advantage;

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  Marketing information on the borrower's products, if any;

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  Information on the intellectual property; and

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  Introduction to the company's scientific advisory board and industry thought leaders.

        Due Diligence.    The due diligence process includes a formal visit to the client's location and interviews with the senior management team including the chief executive officer, chief financial officer, chief scientific or technology officer, principal marketing or sales professional and other key managers of the borrower. The process is extended to include contact with key analysts that affect the borrower's business, including analysts that follow the technology market, thought leaders in the information technology or life science industries and important customers or partners, if any. Outside sources of information are researched, including industry publications, scientific and market articles, Internet searches, publicly available information on competitors or competing technologies and information known to the underwriting team from their experience in the technology markets.

        A key element of the due diligence process is interviewing key existing investors in the company. Often the venture capital investors are also members of the board of directors. While these board member/investors are not independent sources of information, their support for management and prospective intention to support the borrower's further development are critical elements of our decision to lend.

        Investment Memorandum.    Upon completion of the due diligence process and review and analysis of all of the information provided by the borrower and obtained externally, the credit officer will prepare for approval an investment memorandum.

        The investment memorandum generally covers:

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  Investment thesis;

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  Company and transaction overview;

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  How much of our investment is at risk;

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  Why this investment is worth the risk;

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  Risks and mitigants;

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  Loan description;

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  Company overview including market, competition, products, technology, sales pipeline, management, intellectual property, etc.;

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  Venture sponsorship;

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  Summary financial results;

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  Projections and cash forecasts, including company forecast and our potential downside scenario projections; and

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  Exit valuation.

        The investment memorandum is reviewed by the senior credit officer and submitted to the investment committee for approval.

        Approval.    Prior to the Restructuring, Drawbridge and D.B. Zwirn have veto rights with respect to transactions for Funding II and Funding III, respectively.

        Following the completion of the Restructuring, we will have an investment committee and a senior investment committee. The investment committee, which will initially be composed of Messrs. Pomeroy, Michaud and Devorsetz, will have the authority to approve, by unanimous vote, investments up to an aggregate exposure to the company of $7.5 million to a single obligor. The senior investment committee, which will include all of the members of the investment committee and a board-designated nominee will have the authority to approve, by unanimous vote, investments in excess of $7.5 million. The senior investment committee may also approve investments referred to it by the investment committee. Any investment in excess of $15.0 million must also be approved by the full board. Investments generally are reviewed by our investment committees in conjunction with input from the managing director who originated the transaction, our general counsel and the credit officer who performed the due diligence and authored the investment memorandum.

        Opportunity Pipeline.    The following chart illustrates the selectivity of our loan approval process activity from our inception on May 2, 2003 to November 30, 2005.

        Loan Closing and Funding.    Approved investments are generally documented and closed by our in-house legal and loan administration staff. Loan documentation is based upon standard templates created by us for use in the venture debt market and are customized for each transaction to reflect the specific deal terms. The transaction documents will typically include a venture loan and security agreement, warrant agreement and applicable perfection documents, including Uniform Commercial Code financing statements, and, as applicable, may also include a landlord agreement, patent and trademark security grants, a subordination agreement and other standard agreements for commercial loans in the venture debt industry. Funding requires final approval by our general counsel, chief executive officer and chief financial officer and confirmation by the applicable senior credit officer that all of the terms of the approval have been met.

        Portfolio Management and Reporting.    We maintain communication with our portfolio companies in a number of ways. We contact portfolio companies for operational and financial updates at least quarterly by phone and perform annual onsite reviews; companies judged to have greater credit risk may be contacted on a monthly basis. All private companies are required to provide financial statements on a monthly basis. For public companies, we rely on the publicly reported quarterly financials. We also typically receive copies of bank and security statements, as well as any other information required to verify reported financials. This allows portfolio management to contact a company regarding any unexpected developments in the statements.

        We analyze and then rate the credit risk within our portfolio on a monthly basis. Companies are rated on a 1 through 4 scale, with 3 as the rating for our standard level of risk. A rating of 4 represents an improved and better credit quality. A rating of 2 or 1 represents a deteriorating credit quality and increasing risk.

        Companies rated a 1 or 2 are monitored closely for adverse developments. We typically have regular contact with management, the board and the major equity holders of these companies to discuss strategic initiatives to correct the deterioration (for example, cost reductions, new equity raise or strategic sale of the business).

        The table below describes each rating level:

Rating	Performance to Plan	Risk of Loss	Liquidity	Warrant Potential
4	Performance well above plan in terms of key performance metrics presented at underwriting	"Enterprise-value" alone should cover principal balance; Very low risk of principal loss	Consistently cash flow positive at steady cash flow needs that last beyond term of loan	Warrants in the money based on up equity rounds or standard valuation metrics; strong potential for eventual warrant gain

3	Performance at or above plan in terms of key performance metrics presented at underwriting	"Enterprise-value" plus cash and cash equivalents should be sufficient to cover principal balance; low risk of principal loss	Liquidity / cash reserve greater than six months	No change in warrant status; eventual warrant gain reasonably expected

2	Performance at or below plan, but within acceptable stress scenarios and/or investor support for revised plan	"Enterprise-value" plus cash and cash equivalents to cover a portion of principal balance; some risk of principal loss	Liquidity/cash reserve greater than six months or less than six months with confidence of additional equity	Warrant gains now deferred or less likely, though warrants are still valid

1	Performance well below plan in terms of key performance metrics presented at underwriting; investors materially altering business plan to survive	Cash and cash equivalents plus perceived liquidation value insufficient to repay entire principal balance; Real risk of principal loss	Cash reserve of less than three months at steady cash flow needs, with no commitments for further funding	Warrants not expected to have any value due to recapitalization round or going concern situation, other early investors, equity severely diluted

        We assign ratings by evaluating the matrix of criteria to determine the rating most appropriate given all of the circumstances. We use whole numbers for ratings only. We assign a rating of 3 to newly funded deals, unless extraordinary circumstances require otherwise.

        The following table shows the distribution of our investments on the 1 to 4 investment rating scale at fair value as of September 30, 2005:

Rating	Investment at Fair Value	Percentage of Total Portfolio
4	$		%
3
2
1

Total	$		%

        The average rating of the portfolio was            on a weighted average basis as of September 30, 2005.

Managerial Assistance

        As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance may involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

Competition

        We compete for investments with other business development companies and investment funds (including private equity funds), as well as traditional financial services companies such as commercial banks and other financing sources. We believe we compete effectively with these entities primarily on the basis of the experience, industry knowledge and contacts of our investment professionals, our responsiveness and efficient investment analysis and decision-making processes, our creative financing products and highly customized investment terms. We do not seek to compete primarily on the interest rates we offer and believe that some of our competitors make loans with rates that are comparable or lower than our rates. We believe that our expertise in financing emerging technology companies enables us to assess the value of intellectual property assets, evaluate the business prospects and operating characteristics of prospective portfolio companies and, as a result, identify investment opportunities that produce attractive risk-adjusted returns. For additional information concerning the competitive risks see "Risk Factors."

Employees

        As of September 30, 2005, we had 11 employees, including investment and portfolio management professionals, operations and accounting professionals, legal counsel and administrative staff.

Offices

        Our principal executive offices are located at 76 Batterson Park Road, Farmington, Connecticut 06032. We also have an office in Pleasant Hill, California.

Legal Proceedings

        We are not a party to any pending legal proceedings.

PORTFOLIO COMPANIES

        The following table sets forth certain information as of September 30, 2005 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in "Business—Our Investments." We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to observe the board of directors meetings of our portfolio companies.

Name and Address of Portfolio Company	Nature of Its Principal Business	Title of Securities Held by Us	Percentage of Class Held(1)	Cost of Investment	Fair Value of Investment(2)
Acuity Pharmaceuticals, Inc. 3701 Market Street Philadelphia, PA 19104	Biotechnology	Venture Loan		$4,000,000	$
		Warrants to Purchase Preferred Stock and Common Stock	<5%

American Fiber Systems, Inc. 100 Meridian Centre Suite 250 Rochester, NY 14618	Communications	Venture Loan		6,000,000
		Warrants to Purchase Preferred Stock	<5%

BigBand Networks, Inc. 475 Broadway Redwood City, CA 94063	Network Infrastructure	Revolving Loan		4,200,000
		Warrants to Purchase Preferred Stock	<5%

Bowstreet, Inc. 200 Ames Pond Road Tewksbury, MA 01876	Software	Venture Loan		2,000,000
		Warrants to Purchase Preferred Stock	<5%

Brontes Technologies Inc. 400 West Cummings Park Suite 2600 Woburn, MA 01801	Medical Device	Venture Loan		3,000,000
		Warrants to Purchase Preferred Stock	<5%

Capella Photonics, Inc. 19 Great Oaks Blvd., Suite 20 San Jose, CA 95119	Hardware Components	Venture Loan		4,065,115
		Warrants to Purchase Preferred Stock	<5%

Cardiac Dimensions, Inc. 5540 Lake Washington Blvd. N.E. Kirkland, WA 98033	Medical Device	Venture Loan		5,000,000
		Warrants to Purchase Preferred Stock	<5%

Cedar Point Communications, Inc. 16 Route 111, Building Three Derry, NH 03038	Network Infrastructure	Venture Loan		13,000,000
		Warrants to Purchase Preferred Stock	<5%

Cellerant Therapeutics, Inc. 1531 Industrial Road San Carlos, CA 94070	Biotechnology	Venture Loan		1,038,431
		Equity	<5%	250,000
		Warrants to Purchase Preferred Stock	<5%

ClearCube Technology, Inc. 8834 Capital of Texas Highway North The ClearCube Building Austin, TX 78759	Data Center Infrastructure	Venture Loan		7,000,000
		Warrants to Purchase Preferred Stock	<5%

Copan Systems, Inc. 1900 Pike Road Longmont, CO 805037	Hardware Components	Venture Loan		4,000,000
		Warrants to Purchase Preferred Stock	<5%

CryoCor, Inc. 9717 Pacific Heights Boulevard San Diego, CA 92121	Medical Device	Venture Loan		7,000,000
		Warrants to Purchase Common Stock	<5%

Cyveillance, Inc. 1555 Wilson Boulevard Suite 404 Arlington, VA 22209-2405	Software	Venture Loan		3,000,000
		Warrants to Purchase Preferred Stock	<5%

Egenera, Inc. 165 Forest Street Marlboro, MA 01752	Data Center Infrastructure	Venture Loan		10,000,000
		Warrants to Purchase Preferred Stock	<5%

eSecurity, Inc. 1921 Gallows Road, Suite 700 Vienna, VA 22192	Software	Venture Loan		4,187,419
		Warrants to Purchase Preferred Stock	<5%

Good Technology, Inc. 4250 Burton Drive Santa Clara, CA 95054	Software	Revolving Loan		4,500,000
		Equity	<5%	1,000,002
		Warrants to Purchase Preferred Stock	<5%

Hatteras Networks, Inc. P.O. Box 110025 Research Triangle Park, NC 27709-0025	Network Infrastructure	Venture Loan		2,950,389
		Warrants to Purchase Preferred Stock	<5%

Integrated Development Enterprise, Inc. 150 Baker Avenue Extension Concord, MA 01742-2174	Software	Venture Loan		1,500,000
		Warrants to Purchase Preferred Stock	<5%

Intarcia Therapeutics, Inc. 2000 Powell Street, Suite 1640 Emeryville, CA 94608	Biotechnology	Venture Loan		4,000,000
		Warrants to Purchase Preferred Stock	<5%

IntraLuminal Therapeutics, Inc. 6354 Corte Del Abeto, Suite A Carlsbad, CA 92011	Medical Device	Venture Loan		2,500,000
		Warrants to Purchase Preferred Stock	<5%

Managed Object Solutions, Inc. 7925 Westpark Drive McLean, VA 22102	Software	Venture Loan		4,186,192
		Warrants to Purchase Preferred Stock	<5%

Maptuit Corporation 35 Corporate Drive, 4th Floor Burlington, MA 01803	Software	Venture Loan		1,234,015
		Equity	<5%	200,000
		Warrants to Purchase Preferred Stock	<5%

Netuitive, Inc. 12700 Sunrise Valley Drive Reston, VA 20191-5804	Software	Venture Loan		1,973,694
		Warrants to Purchase Preferred Stock	<5%

Odyssey Thera, Inc. 4550 Norris Canyon Road, Suite 140 San Ramon, CA 94583	Biotechnology	Venture Loan		4,643,397
		Warrants to Purchase Preferred Stock	<5%

OmniSonics Medical Technologies, Inc. 66 Concord Street Wilmington, MA 01887	Medical Device	Venture Loan		10,000,000
		Warrants to Purchase Preferred Stock	<5%

Percardia, Inc. Heron Cove Office Park 10 Al Paul Lane Merrimack, NH 03054	Medical Device	Venture Loan		2,500,000
		Warrants to Purchase Preferred Stock	<5%

Radiant Medical, Inc. 250 Chesapeake Drive Rewood City, CA 94063	Medical Device	Venture Loan		6,000,000
		Warrants to Purchase Preferred Stock	<5%

Reef Point Systems, Inc. 8 New England Executive Park Burlington, MA 01803	Network Infrastructure	Venture Loan		3,175,878
		Warrants to Purchase Preferred Stock	<5%

Savista Corporation 8200 Thorn Drive Suite 300 Wichita, KS 67226	Software	Venture Loan		4,000,000
		Warrants to Purchase Preferred Stock	<5%

Softek Storage Solutions, Inc. Tysons International Plaza 1921 Gallows Road Suite 250 Vienna, VA 22182	Software	Venture Loan		4,403,867
		Warrants to Purchase Preferred Stock	<5%

Tengion, Inc. 2200 Renaissance Blvd. King of Prussia, PA 19406	Biotechnology	Venture Loan		6,000,000
		Warrants to Purchase Preferred Stock	<5%

Teravicta Technologies, Inc. 2535 Brockton Drive Austin, TX 78758-4411	Hardware Components	Venture Loan		2,500,000
		Warrants to Purchase Preferred Stock	<5%

TissueLink Medical, Inc. One Washington Center, Suite 400 Dover, NH 03820	Medical Device	Venture Loan		10,000,000
		Warrants to Purchase Preferred Stock	<5%

Tripos, Inc. 1699 South Hanley Road St. Louis, MO 63144-2319	Life Science Contract Research	Venture Loan		3,500,000
		Equity	<5%	200,000
		Warrants to Purchase Preferred Stock and Common Stock	<5%

VBrick Systems, Inc. 12 Beaumont Road Wallingford, CT 06492	Network Infrastructure	Venture Loan		5,000,000
		Equity	<5%	125,000
		Warrants to Purchase Preferred Stock	<5%

Verari Systems, Inc. 9449 Carroll Park Drive San Diego, CA 92121	Data Center Infrastructure	Venture Loan		3,000,000
		Warrants to Purchase Preferred Stock	<5%

Xtera Communications, Inc. 500 W. Bethany Dr. Suite 100 Allen, TX 75013	Network Infrastructure	Venture Loan		3,187,542
		Warrants to Purchase Preferred Stock	<5%

(1)
Represents percentage of class of underlying stock issuable upon exercise of the warrants. In addition, for Cellerant Therapeutics, Inc., Good Technology, Inc., Maptuit Corporation, Tripos, Inc. and VBrick Systems, Inc., represents percentage of class of preferred stock of such portfolio company owned by us.

(2)
The fair value of all investments outstanding on September 30, 2005 was determined by our Chief Executive Officer, Robert D. Pomeroy, Jr., President and Chief Operating Officer, Gerald A. Michaud and Senior Vice President and Chief Financial Officer, Christopher M. Mathieu.

MANAGEMENT

        Following the Restructuring, our business and affairs will be managed under the direction of our board of directors. Our board of directors will elect our officers who will serve at its discretion. Our board of directors initially will consist of seven members, three who will be "interested persons" of Horizon Technology Finance Corporation as defined in Section 2(a)(19) of the 1940 Act and four who will not be interested persons and whom we refer to as our independent directors.

Directors, Executive Officers and Key Employees

        Upon consummation of the Restructuring, our executive officers, directors and key employees and their positions will be as set forth below. The address for each executive officer, director and key employee will be c/o Horizon Technology Finance Corporation, 76 Batterson Park Road, Farmington, Connecticut 06032.

        Under our certificate of incorporation, to be effective prior to the completion of this offering, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. This classification of our board of directors may have the effect of delaying or preventing a change in control of our management. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our certificate of incorporation, to be effective prior to the completion of this offering, will permit the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

        Information regarding our board of directors, which will initially have six members and will be in place as of the date we elect to be regulated as a business development company under the 1940 Act and prior to the completion of this offering, is set forth below. We have divided the directors into two groups—independent directors and interested directors. Interested directors are "interested persons" of the company as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors	Age	Position	Director Since	Expiration of Term
Robert D. Pomeroy, Jr.(1)	54	Chief Executive Officer and Chairman of the Board of Directors	2006	2009
Gerald A. Michaud(2)	53	President, Chief Operating Officer and Director	2006	2009

(1)
Mr. Pomeroy will be an interested person, as defined in Section 2(a)(19) of the 1940 Act, of the company due to his position as an officer of the company.

(2)
Mr. Michaud will be an interested person, as defined in Section 2(a)(19) of the 1940 Act, of the company due to his position as an officer of the company.

Independent Directors	Age	Position	Director Since	Expiration of Term
G. Steven Burrill	57	Director	2006	2008
Charles L. Cooney, Ph.D.	61	Director	2006	2007
Kathryn G. Jackson(1)	50	Director	2006	2007
Christopher B. Woodward	56	Director	2006	2008

(1)
Ms. Jackson was an officer from 2003 to 2004 of Bank of America Leasing & Capital Group, an entity under common control with Banc of America Securities LLC, a principal underwriter of the company.

Executive Officers and Key Employees

        Upon consummation of the Restructuring, the following persons will serve as our executive officers in the capacities listed below:

Name	Age	Positions
Executive Officers
Robert D. Pomeroy, Jr.	54	Chief Executive Officer
Gerald A. Michaud	53	President and Chief Operating Officer
Christopher M. Mathieu	40	Senior Vice President and Chief Financial Officer
John C. Bombara	41	General Counsel, Secretary and Chief Compliance Officer
Key Employees
Gregory E. Clark	43	Managing Director
Kevin J. May	38	Managing Director
James T. Parsons	43	Managing Director
Daniel S. Devorsetz	34	Vice President and Senior Credit Officer

Interested Directors

  Robert D. Pomeroy, Jr., Chief Executive Officer and Chairman of the Board of Directors

        Robert D. Pomeroy, Jr. co-founded our company in May 2003. Prior to founding our company, Mr. Pomeroy was President of GATX Ventures, Inc. (a subsidiary of GATX Corporation engaged in the venture lending business) from 2000 to 2003, with full profit and loss responsibility including managing a staff of 39 and chairing the investment committee with credit authority. GATX Ventures, Inc. had total assets of over $270 million. Before joining GATX Ventures in July 2000, Mr. Pomeroy was Executive Vice President of Transamerica Business Credit (a subsidiary of Transamerica Corporation engaged in the venture lending business) and a co-founder of its Transamerica Technology Finance division. Mr. Pomeroy was the general manager of Transamerica Technology Finance from 1996 to 2000, with full profit and loss responsibility, credit authority and responsibility for a staff of 50 and over $480 million in assets. Prior to co-founding Transamerica Technology Finance in September 1996, Mr. Pomeroy served as Senior Vice President of Financing for Science International, Inc., a publicly traded venture financing and healthcare leasing company that was acquired by Finova Capital Corporation in August 1996, from 1989 to 1996. Mr. Pomeroy was the second in command, and chaired the investment committee. Mr. Pomeroy started his career with Crocker Bank in 1974 and has over 30 years of diversified lending and leasing experience. Mr. Pomeroy earned both a Master of Business Administration and a Bachelor of Science degree from the University of California at Berkeley.

  Gerald A. Michaud, President, Chief Operating Officer and Director

        Gerald A. Michaud co-founded our company in May 2003. Prior to founding our company, Mr. Michaud was Senior Vice President of GATX Ventures, Inc. and the senior business development executive for the company. Prior to joining GATX Ventures in July 2000, Mr. Michaud was Senior Vice President of Transamerica Business Credit and a co-founder of its Transamerica Technology Finance division. Mr. Michaud was the senior business development executive for Transamerica Technology Finance with oversight of more than $700 million in loans funded. Prior to co-founding Transamerica Technology Finance in September 1996, Mr. Michaud served as a Vice President of Financing for Science International, Inc. Prior to 1993, Mr. Michaud founded and served as President of Venture Leasing and Capital. Mr. Michaud attended Northeastern University, Rutgers University and the University of Phoenix, completed a formal commercial credit training program with Shawmut Bank and has taken executive courses at Harvard Business School.

Independent Directors

  G. Steven Burrill

        Upon consummation of the Restructuring, G. Steven Burrill will serve as an independent director on our board of directors and will chair the nominating and corporate governance committee. Mr. Burrill will also serve on the audit committee and the valuation committee. Mr. Burrill is the founder and Chief Executive Officer of Burrill & Company, a San Francisco based venture capital and merchant banking firm focused exclusively on the life science industry with 50 employees and over $500 million in capital under management. Prior to founding Burrill & Co. in 1994, Mr. Burrill spent 23 years with Ernst & Young directing and coordinating the firm's services to clients in the biotechnology/life science and high technology/manufacturing industries worldwide. Mr. Burrill serves as the Chairman of the Board of Icoria, Inc., a biotechnology company, Pharmasset, Inc., a clinical stage pharmaceutical company and Pyxis Genomics, Inc., an animal genomics company, and is a member of the board of directors of Catalyst Biosciences, Inc., a biotechnology company, DepoMed, Inc., a pharmaceutical company, Galapagos Genomics, a genomics based drug discovery company, Targacept, Inc, a biopharmaceutical company, and Third Wave Technologies, a molecular diagnostics company. Mr. Burrill has published extensively on the life science industry and was recognized as a biotech investment visionary by Scientific American magazine. Mr. Burrill earned his Bachelor of Business Administration degree from the University of Wisconsin.

  Charles L. Cooney, Ph.D.

        Upon consummation of the Restructuring, Charles L. Cooney, Ph.D. will serve as an independent director on our board of directors. Dr. Cooney will also chair the valuation committee of the board of directors and will serve on the compensation committee and the nominating and corporate governance committee. Dr. Cooney is a professor of chemical and biochemical engineering, Co-Director of the Program on the Pharmaceutical Industry at the Massachusetts Institute of Technology (MIT), where he has taught since 1970. Dr. Cooney serves on the board of directors of Genzyme Corporation, a global biotechnology company, and Biocon India, an integrated biopharmaceutical company. He is also the faculty director of the Deshpande Center for Technology Innovation at MIT, which funds novel, early-stage research and connects MIT with venture capitalists and entrepreneurial companies. Among the awards and distinctions Dr. Cooney has received are Founding Fellow of the American Institute for Medical and Biological Engineering and the Gold Medal from the Institute for Biotechnological Studies. Dr. Cooney graduated from the University of Pennsylvania and earned his Master's degree and Ph.D. degree in Biochemical Engineering from MIT.

  Kathryn G. Jackson

        Upon consummation of the Restructuring, Kathryn G. Jackson will serve as an independent director on our board of directors. Ms. Jackson will also chair the compensation committee of the board of directors and will serve on the valuation committee, the executive committee and the audit committee of the board of directors. Ms. Jackson served as Managing Director of Bank of America Leasing & Capital Group, a bank leasing company, from 2003 to 2004. Prior to joining Bank of America, she held various positions with GATX Capital Corporation (a subsidiary of GATX Corporation) from 1981 to 1987 and from 1995 to 2002, most recently as Executive Vice President and Company Director. From 1987 to 1994, Ms. Jackson held various positions with D'Accord Incorporated, a lease advisory company to major U.S. transportation companies (later acquired by Dresdner Kleinwort Wasserstein), including Chairman, President and Chief Executive Officer. Ms. Jackson graduated from Stanford University Phi Beta Kappa with a Bachelor of Arts with distinction and earned a Master of Business Administration degree from Northwestern University.

  Christopher B. Woodward

        Upon consummation of the Restructuring, Christopher B. Woodward will serve as an independent director on our board of directors. Mr. Woodward will chair the audit committee of the board of directors and will serve on the compensation committee and the nominating and corporate governance committee. Chris Woodward is currently a Director of Canterbury of New Zealand, a privately held, global branded sportswear company, and has acted as its Deputy Chief Executive Officer and acting Chief Financial Officer. Mr. Woodward was a Vice President—Corporate Finance with Montgomery Securities from 1985 to 1987 and has held various senior financial positions with large and small public and private enterprises. He began his career with Coopers & Lybrand in 1973 and was certified by the State of California as a certified public accountant in 1976. Mr. Woodward earned a Bachelor of Science and a Masters of Business Administration degrees from the University of California, at Berkeley.

Executive Officers who are not Directors

  Christopher M. Mathieu, Senior Vice President and Chief Financial Officer

        Christopher M. Mathieu is an original member of the team that founded our company in May 2003. Mr. Mathieu has been involved in the accounting, finance and venture debt industries for more than 18 years. From July 2000 to May 2003, Mr. Mathieu was Vice President—Life Sciences of GATX Ventures, Inc. and the primary business development officer for the life science sector. From September 1996 to July 2000, Mr. Mathieu was Vice President—Life Sciences of Transamerica Business Credit's Technology Finance division where, in addition to co-developing and implementing the business plan used to form the division, he was the primary business development officer responsible for the life science sector and was directly responsible for more than $200 million in loan originations. Prior to joining Transamerica in September 1996, Mr. Mathieu was a Vice President at Financing for Science International, Inc. (FSI). Prior to joining FSI in March 1993, Mr. Mathieu was a manager with the financial services group of KPMG working with both public and private banks and commercial finance companies. Mr. Mathieu graduated with honors from Western New England College with a Bachelor of Science in Business Administration degree in accounting and obtained certification as a Certified Public Accountant, chartered in the State of Connecticut.

  John C. Bombara, General Counsel, Secretary and Chief Compliance Officer

        John C. Bombara is an original member of the team that founded our company in May 2003. Mr. Bombara handles all legal functions for our company, including negotiating and documenting most of our investments. Mr. Bombara has more than 14 years of experience providing legal services to financial institutions and other entities and individuals. Prior to joining our company, Mr. Bombara served as in-house counsel for GATX Ventures, Inc. from December 2000 to May 2003 where he directed the legal operations of the GATX Ventures' east coast office in closing and managing its portfolio of debt and equity investments in technology and life science companies throughout the United States. Mr. Bombara also represented GATX Corporation's other venture lending units in Canada and Europe. In addition, Mr. Bombara was responsible for assisting and advising senior management, credit analysts and marketing directors with respect to appropriate deal structures, market trends, risk management, and compliance with corporate policies and worked with co-participant's business personnel and counsel in facilitating and coordinating joint investments. Prior to joining GATX Ventures, Mr. Bombara was a partner at the business law firm of Pepe & Hazard, LLP. Mr. Bombara received his Bachelor of Arts degree from Colgate University and his Juris Doctor degree from Cornell Law School.

Key Employees

  Gregory E. Clark, Managing Director

        Gregory E. Clark is an original member of the team that founded our company in May 2003. He is responsible for business development. Mr. Clark has been involved in the venture lending industry for more than 16 years. Prior to joining our company, Mr. Clark was responsible for business development in the mid-Atlantic and Midwest regions at GATX Ventures, Inc. Prior to joining GATX Ventures in July 2000, Mr. Clark initially served as in-house attorney for Transamerica Business Credit's Technology Finance division. Mr. Clark was the sole in-house attorney during a period of rapid growth for the company and high transaction volume; he ultimately transitioned into a business development position for the information technology sector. Prior to joining Transamerica in March 1997, Mr. Clark served in both legal and business roles for Connecticut Innovations, a state-sponsored venture capital organization, from September 1994 until March 1997. He began his professional career in private practice as an attorney at Shipman & Goodwin, a Connecticut law firm, from 1988 to 1994. Mr. Clark earned a Bachelor of Arts degree from Columbia University, and both a Juris Doctor and Master of Business Administration degree from the University of Connecticut.

  Kevin J. May, Managing Director

        Kevin J. May joined our company in November 2005. He is responsible for business development, primarily in the West Coast life science market. Mr. May has 15 years experience in commercial finance, including the last five years in venture lending. Prior to joining our company, Mr. May worked at Oxford Finance Corporation (a company engaged in the venture lending business) from January 2005 to November 2005 and GATX Ventures, Inc. from October 2000 to December 2004, where he was responsible for investment underwriting and portfolio management primarily in the life science market. Prior to working in the venture lending industry, Mr. May worked at Finova Capital Corporation's Distribution & Channel Finance from April 1998 to October 2000 and Deutsche Financial Services from 1993 to April 1998 where he provided asset-based lending solutions to companies in the telecommunications and computer industry. His responsibilities ranged from sales and business development to strategic planning and management. Mr. May began his career at the California Trade and Commerce Agency's Export Finance Office, a state-sponsored office that provided export financing and consulting to small California companies, from 1991 to 1993. Mr. May earned a Bachelor of Science degree in Business Administration with an emphasis in Finance from the University of Florida.

  James T. Parsons, Managing Director

        James T. Parsons joined our company in October 2004. He is responsible for business development. Mr. Parsons has a 15-year track record of business development, financial structuring and underwriting transactions for early stage and middle market companies. Prior to joining our company, Mr. Parsons was a Vice President for GMAC Commercial Finance (a specialty lender to manufacturers, distributors and retailers) from June 2003 to October 2004. Prior to that, Mr. Parsons spent 13 years at GATX Capital Corporation, most recently spending three years at GATX Ventures, Inc. from April 2000 to April 2003, where he was responsible for originating information technology investments in Silicon Valley, Texas and the Pacific Northwest. Mr. Parsons' additional experience at GATX includes financial analysis, underwriting and structuring of various asset-backed loans, leases and joint venture investments. Mr. Parsons started his career in 1987 at Peterson & Company Consulting, where he worked for two and one-half years providing economic analysis services to resolve business disputes. Mr. Parsons earned a Bachelor of Science degree in engineering from the University of California at Berkeley and a Master in Business Administration from The University of Michigan.

  Daniel S. Devorsetz, Vice President and Senior Credit Officer

        Daniel S. Devorsetz joined our company in October 2004. He is responsible for portfolio management. Mr. Devorsetz has more than nine years of financial services and lending experience, including spending the past four years in the venture lending industry. Prior to joining our team, from May 2003 to October 2004, Mr. Devorsetz was a Vice President in General Electric Capital Corporation's Life Science Finance Group, where he was primarily responsible for the underwriting and portfolio management of debt and equity investments to venture capital-backed life science companies. Prior to that, from December 2000 to May 2003, Mr. Devorsetz was a Credit Manager at GATX Ventures, Inc. concentrating on the high tech and software industries. He was also a member of GATX's international credit committee. From July 1999 to December 2000, Mr. Devorsetz was a Vice President and Director of Analysis for Student Loans with Citigroup. Mr. Devorsetz's previous experience includes tenures in private placement investment banking and securitizations at Advest, Inc. and Ironwood Capital. Mr. Devorsetz received his Bachelor of Science degree from Cornell University and his Master of Business Administration from Clark University, and is a chartered financial analyst.

Committees of the Board of Directors

        Prior to the completion of this offering, our board of directors will have the following board committees:

        Audit Committee.    The initial members of the audit committee will be Messrs. Burrill and Woodward and Ms. Jackson, each of whom will be independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance listing standards. Mr. Woodward will serve as the chairman of the audit committee. The audit committee will be responsible for selecting our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

        Compensation Committee.    The initial members of the compensation committee will be Ms. Jackson and Messrs. Woodward and Cooney, each of whom will be independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance listing standards. Ms. Jackson will serve as the chairperson of the compensation committee. The compensation committee will determine the compensation for our executive officers and the amount of salary and bonus to be included in the compensation package for each of our executive officers.

        Nominating and Corporate Governance Committee.    The initial members of the nominating and corporate governance committee will be Messrs. Burrill, Cooney and Woodward, each of whom will be independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance listing standards. Mr. Burrill will serve as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee will be responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our board of directors or a committee of the board, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management.

        The nominating and corporate governance committee will consider nominees that are submitted in accordance with the procedures by which shareholders may communicate with the board of directors. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the board of directors, c/o Secretary, Horizon Technology Finance Corporation, 76 Batterson Park Road, Farmington, Connecticut 06032. This written communication must (1) be signed by the shareholder, (2) include the name and address of the shareholder and (3) identify the number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the recommended director candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include:

  •
  the recommended candidate's knowledge of the venture debt industry;

  •
  the recommended candidate's knowledge of regulation of business development companies and other pooled investment vehicles;

  •
  any experience possessed by the recommended candidate as a director or senior officer of other public companies;

  •
  the recommended candidate's educational background;

  •
  the recommended candidate's reputation for high ethical standards and personal and professional integrity;

  •
  any specific financial, technical or other expertise possessed by the recommended candidate, and the extent to which such expertise would complement the board of directors' existing mix of skills and qualifications;

  •
  the recommended candidate's perceived ability to contribute to the ongoing functions of the board of directors, including the recommended candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the board of directors;

  •
  the recommended candidate's ability to qualify as an independent director for purposes of applicable regulations; and

  •
  such other factors as the appropriate committee of the board of directors may request in light of the existing composition of the board of directors and any anticipated vacancies or other transitions.

The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the company). A recommendation for director nomination will be kept on file and considered by the board of directors for six months from the date of receipt, after which the recommendation shall be considered stale and discarded.

        Valuation Committee.    The initial members of the valuation committee will be Messrs. Burrill and Cooney and Ms. Jackson, each of whom will be independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance listing standards. Mr. Cooney will serve as the chairman of the valuation committee. The valuation committee will be responsible for reviewing and approving for submission to our board of directors, in good faith, the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available.

        Executive Committee.    The initial members of the executive committee will be Messrs. Pomeroy and Michaud and Ms. Jackson. The executive committee will exercise those rights, powers and authority that the board of directors from time to time grants to it, except where action by the full board is required by statute, an order of the SEC or our certificate of incorporation or bylaws.

Compensation of Executive Officers and Directors

        Under SEC rules applicable to business development companies, we are required to set forth certain information regarding the compensation of certain of the executive officers and directors. The following table sets forth information regarding the compensation earned by our top two highest paid executive officers (collectively, they are referred to as "Compensated Persons") in all capacities during the fiscal year ending December 31, 2004. We had no directors in 2004.

Summary Compensation Table

Name and Position(1)	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Total compensation
John C. Bombara, Managing Director and General Counsel	$89,497	$—	$89,497
Christopher M. Mathieu, Managing Director	$83,258	$—	$83,258

(1)
Only two of our executive officers received compensation in 2004.

        As compensation for serving on our board of directors, each of our independent directors will receive an annual fee of $30,000. Employee directors and non-independent directors will not receive compensation for serving on the board. Each chairperson of a board committee that is an independent director will receive an annual fee of $5,000 for each committee they chair. The independent directors will also receive a fee of $2,000 for each board meeting they attend and $2,000 for each committee meeting they attend. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

Compensation of Portfolio Management Employees

        The investment committee will be comprised of the chief executive officer, chief operating officer and the senior credit officer, who are employees of the Company. These investment committee members will be compensated in the form of annual salaries, annual cash bonuses based on performance measured against specific goals and long term compensation in the form of stock options. The senior investment committee will include the members of the investment committee and a board designated nominee.

Ownership of Securities by Portfolio Managers

        The dollar range of equity securities beneficially owned as of                        by each person primarily responsible for the day-to-day management of the company's investment portfolio is as follows:

Portfolio Manager	Dollar Range of Equity Securities*
Robert D. Pomeroy, Jr.
Gerald A. Michaud
*A:	None
B:	$1 - $10,000
C:	$10,001 - $50,000
D:	$50,001 - $100,000
E:	$101,001 - $500,000
F:	$500,001 - $1,000,000
G:	Over $1,000,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We were capitalized by Drawbridge and D.B. Zwirn, each of which have contributed an aggregate of approximately $87.3 million and approximately $88.4 million to Funding II and Funding III, respectively, through September 30, 2005. LeMoyne maintains a 99.5% capital interest in Funding IIIB. Funding IIIB acquires participations in investments made by Funding III. Drawbridge and D.B. Zwirn each maintains a 99.5% capital interest in Funding II and Funding III, respectively. Upon consummation of the Restructuring, Drawbridge, D.B. Zwirn and LeMoyne will own approximately 48.0%, 36.8% and 11.8%, respectively, of the common stock of our company.

        We may enter into a debt financing facility to increase our funds available for investment. We have received term sheets relating to such a facility from a number of prospective lenders, including an affiliate of Banc of America Securities LLC, one of the underwriters of this offering.

CONTROL PERSONS, PRINCIPAL STOCKHOLDERS AND SELLING STOCKHOLDERS

        Immediately prior to the completion of this offering, we will have            shares of common stock outstanding, all of which will be beneficially owned by the stockholders listed in the table below. At that time, we will have no other shares of capital stock outstanding.

                                intend to sell            shares of our common stock in this offering, but will retain the remainder of their equity interests in us after the completion of this offering. Those entities will receive all the proceeds from the sale of their respective shares of our common stock offered by this prospectus and will pay all underwriting discounts and commissions applicable to the sale of their respective shares in this offering.

        The following table sets forth certain information with respect to the beneficial ownership of our common stock immediately prior to the completion of this offering and as adjusted to reflect the sale of shares of common stock offered by this prospectus by:

  •
  each person known to us to own beneficially more than 5% of the outstanding shares of our common stock;

  •
  each of our directors and each of our executive officers;

  •
  all of our directors and executive officers as a group; and

  •
  each selling stockholder.

	Shares Beneficially Owned Immediately Prior to This Offering			Shares Beneficially Owned Immediately After This Offering(2)
			Shares Offered Hereby Number
Name of Beneficial Owner(1)
	Number	Percent		Number	Percent
Principal Stockholders
Drawbridge Special Opportunities Fund L.P.(3)		48.0%
D.B. Zwirn Special Opportunities Fund, L.P.(4)		27.0
D.B. Zwirn Special Opportunities Fund (TE), L.P.(4)		9.9
LeMoyne Avenue Investors, LLC(4)(5)		11.7
Directors and Executive Officers(6)
Robert D. Pomeroy, Jr.		1.5
Gerald A. Michaud		1.5
Christopher M. Mathieu		*
John C. Bombara		*

*
Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Unless otherwise indicated, to our knowledge, each stockholder listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law.

(2)
Assumes the sale of            shares in this offering by us, and the sale of            shares of our common stock by                        , the selling stockholders. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters' over-allotment option.

(3)
The address for Drawbridge Special Opportunities Fund L.P. is 1345 Avenue of the Americas, 46th Floor, New York, New York 10105.

(4)
Includes            shares of common stock in accounts managed by D.B. Zwirn & Co., L.P. The manager of D.B. Zwirn Special Opportunities Fund, L.P., D.B. Zwirn Special Opportunities Fund (TE), L.P., and D.B. Zwirn Special Opportunities Fund, Ltd. is D.B. Zwirn & Co., L.P.  D.B. Zwirn & Co., L.P. is a Delaware limited partnership that acts as the manager of D.B. Zwirn Special Opportunities Fund, L.P., D.B. Zwirn Special Opportunities Fund (TE), L.P., and D.B. Zwirn Special Opportunities Fund, Ltd. The address of the principal business and principal office of D.B. Zwirn & Co., L.P. is 745 Fifth Avenue, 18th Floor, New York, New York 10151. The general partner of D.B. Zwirn & Co., L.P. is DBZ GP, LLC. DBZ GP, LLC is a Delaware limited liability company that acts as the general partner of D.B. Zwirn & Co., L.P. The address of the principal business and principal office of DBZ GP, LLC is 745 Fifth Avenue, 18th Floor, New York, New York 10151.

The managing member of DBZ GP, LLC is Zwirn Holdings, LLC. Zwirn Holdings, LLC is a Delaware limited liability company that acts as the managing member of DBZ GP, LLC. The address of the principal business and the principal office of Zwirn Holdings, LLC is 745 Fifth Avenue, 18th Floor, New York, New York 10151. Daniel B. Zwirn is the managing member of Zwirn Holdings, LLC. The business address of Mr. Zwirn is c/o D.B. Zwirn & Co., L.P., 745 Fifth Avenue, 18th Floor, New York, New York 10151. In addition, each of D.B. Zwirn & Co., L.P., DBZ GP, LLC, Zwirn Holdings, LLC and Daniel B. Zwirn disclaims beneficial ownership of shares of common stock owned respectively by D.B. Zwirn Special Opportunities Fund, L.P., D.B. Zwirn Special Opportunities Fund (TE), L.P., LeMoyne Avenue Investors, LLC or certain funds and accounts managed by D.B. Zwirn & Co., L.P.

(5)
LeMoyne is a wholly owned subsidiary of D.B. Zwirn Special Opportunities Fund, Ltd., which is an exempted company organized under the laws of the Cayman Islands formed to be a private investment fund. The address of the principal business and principal office of LeMoyne is c/o Maples and Calder, Ugland House, P.O. Box 309, George Town, Grand Cayman, Cayman Islands, British West Indies.

(6)
The address for each director and executive officer is c/o Horizon Technology Finance Corporation, 76 Batterson Park Road, Farmington, Connecticut 06032.

        The following table sets forth the dollar range of our securities owned by our directors and employees primarily responsible for the day-to-day management of our investment portfolio.

Name	Dollar Range of Equity Securities in the Company(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Director in Family of Investment Companies
Independent Directors
G. Steven Burrill
Charles C. Cooney, Ph. D.
Kathryn G. Jackson
Christopher B. Woodward
Interested Directors
Robert D. Pomeroy, Jr.
Gerald A. Michaud
Portfolio Management Employees
Daniel J. Devorsetz

(1)
Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

DETERMINATION OF NET ASSET VALUE

        We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

        At September 30, 2005, approximately 98% of our total assets were invested in portfolio companies, which are recorded at fair value. Value, as defined in Section 2(a)(41) of 1940 Act, is (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value is as determined in good faith by the board of directors. Our board of directors has adopted valuation procedures for valuing the Company's assets. Our board of directors may obtain the services of an independent valuation firm to provide assistance in the review and evaluation of the fair values of selected portfolio investments. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined under our valuation procedures may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

        There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value, where appropriate.

        As a business development company, we invest primarily in illiquid securities including loans and warrants of private companies. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

        With respect to private loans and warrants, each investment is valued using industry valuation benchmarks, and, where appropriate, equity values are assigned a discount reflecting the illiquid nature of the investment and our minority, non-control position. When a qualifying external event such as a significant purchase transaction, public offering, or subsequent loan or warrant sale occurs, the pricing indicated by the external event will be considered in determining our private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the valuation date. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

DIVIDEND REINVESTMENT PLAN

        We will adopt a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

        No action will be required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying                        , the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share.

        Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq National Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on The Nasdaq National Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

        There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $    transaction fee plus a            per share brokerage commissions from the proceeds.

        Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at                        , by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at                        or by calling the plan administrator at                        .

        The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at                        or by telephone at                        .

REGULATION

        The following discussion is a general summary of the material prohibitions and restrictions governing business development companies generally. It does not purport to be a complete description of all the laws and regulations affecting business development companies.

        Prior to the completion of this offering, we will elect to be treated as a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. A business development company is a unique kind of investment company that primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A business development company provides stockholders with the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits of investing in emerging-growth or expansion-stage privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (1) 67% or more of such company's shares present at a meeting or represented by proxy if more than 50% of the outstanding shares of such company are present or represented by proxy, or (2) more than 50% of the outstanding shares of such company.

Qualifying Assets

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or "qualifying assets," unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

  •
  Securities of an "eligible portfolio company" purchased in transactions not involving any public offering. An "eligible portfolio company" is defined in the 1940 Act as any issuer which:

  •
  is organized under the laws of, and has its principal place of business in, the United States;

  •
  is not an investment company (other than a small business investment company wholly-owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  •
  satisfies any of the following:

  •
  does not have outstanding any class of securities with respect to which a broker or dealer may extend margin credit;

  •
  is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

  •
  is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

  •
  Securities of any eligible portfolio company that we control.

  •
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization.

  •
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  •
  Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the conversion of warrants or rights relating to such securities.

  •
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Significant Managerial Assistance

        A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company's officers or other organizational or financial guidance.

Temporary Investments

        Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that at least 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities; Coverage Ratio

        We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of certain of our securities, unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see "Risk Factors—If we incur debt, it could increase the risk of investing in our company."

Code of Ethics

        We will adopt and maintain a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. For information on how to obtain a copy of the code of ethics, see "Available Information."

Privacy Principles

        We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

        Generally, we do not receive any non-public personal information relating to our stockholders, although some non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary to service stockholder accounts (for example, to a transfer agent).

        We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

        We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we believe may have a negative impact on our portfolio securities, we may vote for such a proposal if we believe there exists a compelling long-term reason to do so.

        Our proxy voting decisions are made by our investment committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal to reduce any attempted influence from interested parties.

Other

        We will be periodically examined by the SEC for compliance with the 1940 Act.

        We will "concentrate" (as defined in the 1940 Act) our investments in the information technology and life science industries.

        We will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from indemnifying any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We will designate John C. Bombara, our General Counsel and Secretary to be our Chief Compliance Officer to be responsible for administering these policies and procedures.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

        A "U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

  •
  a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the "substantial presence" test under Section 7701(b) of the Code;

  •
  a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

  •
  a trust over which a court in the U.S. has primary supervision over its administration or over which U.S. persons have control; or

  •
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

        A "Non-U.S. stockholder" is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a Regulated Investment Company

        As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level taxes on any income or gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain the federal income tax benefits allowable to RICs, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a Regulated Investment Company

        For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirement, we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) we distribute to stockholders with respect to that year. We will be subject to U.S. federal income tax at the regular corporate rates on any ordinary income or capital gain not distributed (or deemed distributed) to our stockholders.

        As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). We currently intend to make sufficient distributions each taxable year and/or pay sufficient corporate income tax to avoid any excise tax liability.

        To qualify as a RIC for federal income tax purposes, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

  •
  have in effect at all times during each taxable year an election to be regulated as a business development company under the 1940 Act;

  •
  derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a "qualified publicly traded partnership;" and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (a) one issuer, (b) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (c) securities of one or more "qualified publicly traded partnerships" (the "Diversification Tests").

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

        We are authorized to borrow funds and to sell assets to satisfy the Annual Distribution Requirement and to avoid any excise tax liability. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Senior Securities; Coverage Ratio." Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement and to avoid any excise tax liability may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets to meet the Annual Distribution Requirements and to avoid any excise tax liability, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        According to federal income tax laws, if we sell or otherwise dispose of certain assets contributed to us within the ten-year period beginning on the date of contribution, we could possibly be subject to a corporate tax on all or a portion of any built-in gain that existed at the time of the contribution and was attributable to corporate transferors. The tax would apply, notwithstanding our intent to elect to be taxed as a RIC. Because the amount of built-in gain subject to corporate tax would be limited to the excess of fair market value of the applicable portion of such assets over the contributor's tax basis at the time of contribution, we currently do not expect the amount of any such built-in gain to be significant.

        Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

        Our transactions in options, futures contracts, hedging transactions and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

        A RIC is not permitted to deduct expenses in excess of its "investment company taxable income" (which is, generally, ordinary income plus net short-term capital gains in excess of net long-term capital losses). If our expenses in a given year exceed investment company taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain (that is, the excess of net long-term capital gains over the net short-term capital losses). Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income over a period of several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the net income we actually earned during those years in the aggregate. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

        Assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated, and, as explained above, a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders. See "Election to be Taxed as a Regulated Investment Company" above.

        Except as otherwise provided, the remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Failure to Qualify as a Regulated Investment Company

        If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Such distributions would be taxable to our stockholders and (if made in a taxable year beginning before January 1, 2009) provided certain holding period and other requirements were met, could qualify for treatment as "qualified dividend income" in the hands of stockholders taxed as individuals eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

Taxation of U.S. Stockholders

        For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. For taxable years beginning before January 1, 2009, to the extent such distributions paid by us are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be designated by us as "qualified dividend income" eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15% in the case of individuals, trusts or estates), regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

        We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form to claim a refund for the taxes we paid. For federal income tax purposes, the tax basis of shares owned by a stockholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the stockholder's gross income and the tax deemed paid by the stockholder as described in this paragraph. To utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution." We may also make actual distributions to our stockholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

        If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically, it may represent a return of his, her or its investment.

        A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

        For taxable years beginning before January 1, 2009, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year ($1,500 for married individuals filing separately); any net capital losses of a non-corporate stockholder in excess of $3,000 ($1,500 for a married individual filing separately) generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

        Distributions are taxable to stockholders even if they are paid from income or gains earned by us before a stockholder's investment (and thus were included in the price the stockholder paid). Distributions are taxable whether stockholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. A stockholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the shares issued to the stockholder (if we issue new shares), or (ii) the amount of cash allocated to the stockholder for the purchase of shares on its behalf (if we purchase shares on the open market).

        We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% "qualified dividend income" rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to "qualified dividend income."

        We may be required to withhold federal income tax ("backup withholding"), currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

        Under Treasury regulations, if a stockholder recognizes a loss with respect to our shares of $2 million or more for an individual stockholder or $10 million for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether a taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

        Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

        In general, dividend distributions (other than certain distributions derived from net long-term capital gains) paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, (and, if an income tax treaty applies, attributable to a permanent establishment in the United States), we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors.)

        For taxable years beginning prior to January 1, 2008, except as provided below, we generally will not be required to withhold any amounts with respect to certain distributions of (1) U.S.-source interest income, and (2) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly designate such distributions. We intend to make such designations. In respect of distributions described in clause (1) above, we will be required to withhold amounts with respect to distributions to a Non-U.S. stockholder:

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  that has not provided a satisfactory statement that the beneficial owner is not a U.S. person;

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  to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. stockholder is the issuer or is a 10% stockholder of the issuer;

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  that is within certain foreign countries that have inadequate information exchange with the United States; or

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  to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. stockholder and the Non-U.S. stockholder is a "controlled foreign corporation" for U.S. federal income tax purposes.

        Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the U.S.), or in the case of an individual stockholder, the stockholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

        If we distribute our net capital gain in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. To obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty).

        A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

        Investment in the shares may not be appropriate for a non-U.S. stockholder. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

DESCRIPTION OF CAPITAL STOCK

        The following description is based on relevant portions of the Delaware General Corporation Law and on our certificate of incorporation and bylaws, each of which will be effective prior to the completion of this offering. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws, each of which will be effective prior to the completion of this offering, for a more detailed description of the provisions summarized below.

Stock

        As of the date of the completion of this offering, our authorized capital stock will consist of 149,000,000 shares of common stock, par value $0.01 per share, of which, immediately after this offering,            shares will be outstanding, and 1,000,000 shares of preferred stock, par value $0.01 per share, of which, immediately after this offering, no shares will be outstanding. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have reserved the symbol "HRZN" for the quotation of our common stock on The Nasdaq National Market.                        shares of our common stock will have been authorized for issuance under our stock option plan prior to the completion of this offering. Under Delaware law, our stockholders will not be personally liable for our debts or obligations solely based on their ownership of our common stock.

        Set forth below is a chart describing the classes of our securities to be outstanding as of the date of the completion of this offering (assuming no exercise of the underwriters' over-allotment option):

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amount Under Column(3)
Common Stock	149,000,000

Common Stock

        Under the terms of our certificate of incorporation, to be effective prior to the completion of this offering, all shares of our common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of any series preferred stock that might be outstanding at that time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of common stock will possess exclusive voting power except (i) as provided with respect to any other class or series of stock or (ii) as may be required by the 1940 Act if we fail to meet certain asset coverage requirements. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

        Under the terms of our certificate of incorporation, which will be effective prior to the completion of this offering, our board of directors will be authorized to issue shares of preferred stock in one or more series without stockholder approval. The board of directors will have the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

        Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are unpaid in an amount equal to two full years' dividends, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Under our certificate of incorporation, which will be effective prior to the completion of this offering, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against all expense, liability and loss (including attorneys' fees and related disbursements), judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, penalties and amounts paid or to be paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, except with respect to any matter as to which such person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such person's action was in our best interests or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Our certificate of incorporation also will provide that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith in the reasonable belief that the action was in the best interests of the company or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

        Our certificate of incorporation, which will be effective prior to the completion of this offering, will permit us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of our company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We will have obtained liability insurance for our officers and directors as of the date of the completion of this offering.

Delaware Law and Certain Certificate of Incorporation And Bylaw Provisions; Anti-Takeover Measures

        As of the date of the completion of this offering, we will be subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a "business combination" with "interested stockholders" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A "business combination" includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an "interested stockholder" is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation's voting stock. Our certificate of incorporation and bylaws will provide that:

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  the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

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  directors may be removed only for cause by the affirmative vote of the holders of 75% of the shares of our capital stock entitled to vote; and

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  any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.

        The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

        Our certificate of incorporation and bylaws, which will be effective prior to the completion of this offering, will also provide that:

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  any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

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  special meetings of the stockholders may only be called by our board of directors, chairman or chief executive officer.

        Our bylaws, which will be effective prior to the completion of this offering, will provide that, in order for any matter to be considered "properly brought" before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders' meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

        Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. Under our certificate of incorporation and bylaws, which will be effective prior to the completion of this offering, the affirmative vote of the holders of at least 75% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our bylaws. Moreover, our bylaws will provide that generally, a majority of the shares of our capital stock issued and outstanding and entitled to vote will be able to amend our certificate of incorporation. However, the vote of at least 75% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of the certificate of incorporation pertaining to the board of directors, limitation of liability, indemnification, stockholder action or amendments to the certificate of incorporation, to approve a proposal to convert, whether by merger or otherwise, from a closed-end company to an open-end company or to approve a proposal to effect our liquidation or dissolution. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The "continuing directors" will be defined in our certificate of incorporation as our directors at the time of the completion of this offering as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on our board of directors. The stockholder vote with respect to our certificate of incorporation or bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our certificate of incorporation will permit our board of directors to amend or repeal our bylaws by a majority vote.

SHARES ELIGIBLE FOR FUTURE SALE

        Prior to the completion of this offering, there has been no public market for our common stock. Future sales of substantial amounts of our common stock in the public market, or the perception that such sales may occur, could adversely affect the market price of our common stock and could impair our future ability to raise capital through the sale of our equity securities.

        Our directors and officers will have agreed with the underwriters not to sell any shares of our stock they own for a period of 180 days from the date of this offering. In addition, our current stockholders will have agreed not to sell any shares of our stock for a period of      days from the date of this offering. This agreement, referred to as a "lock-up" agreement," may be waived by Banc of America Securities LLC.

        Upon completion of this offering, as a result of the issuance of            shares of common stock, we will have            shares of our common stock outstanding of which             shares will be "restricted" securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. Pursuant to a registration rights agreement expected to be entered into prior to the completion of this offering, we will agree to file a registration statement in respect of the shares of common stock that are restricted securities.

        In general, under Rule 144 as currently in effect, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person within any three-month period cannot exceed the greater of:

  •
  1% of the total number of securities then outstanding, or

  •
  the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

        Sales under Rule 144 also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to:

  •
  the likelihood that an active market for our common stock will develop,

  •
  the liquidity of any such market,

  •
  the ability of our stockholders to sell our securities, or

  •
  the prices that stockholders may obtain for any of our securities.

No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of the common stock. See "Risk Factors—Risks Related to this Offering."

Lock-Up Agreements

        We and our executive officers and directors will be subject to agreements with the underwriters that restrict our and their ability to transfer their stock for a period of up to 180 days and our current

stockholders will be restricted in their ability to transfer their stock for a period of      days from the date of this prospectus. After the lock-up agreements expire, an aggregate of            additional shares will be eligible for sale in the public market in accordance with Rule 144 under the Securities Act. These lock-up agreements provide that these persons will not offer, sell, contract to sell, pledge (other than to us), hedge or otherwise dispose of our common stock or any securities convertible into or exchangeable for our common stock, owned by them for a period specified in the agreement without the prior written consent of Banc of America Securities LLC.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, we do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

        We and the selling stockholders are offering the shares of common stock described in this prospectus through a number of underwriters. Banc of America Securities LLC, 9 West 57th Street, New York, NY 10019, is the representative of the underwriters. We and the selling stockholders have entered into a firm commitment underwriting agreement with the representative. Subject to the terms and conditions of the underwriting agreement, we and the selling stockholders have agreed to sell to the underwriters, and each underwriter has agreed to purchase, the number of shares of common stock listed next to its name in the following table:

Underwriters	Number of Shares
Banc of America Securities LLC

Total

        The underwriting agreement is subject to a number of terms and conditions and provides that the underwriters must buy all of the shares if they buy any of them. The underwriters will sell the shares to the public when and if the underwriters buy the shares from us and the selling stockholders.

        The underwriters initially will offer the shares to the public at the price specified on the cover page of this prospectus. The underwriters may allow a concession of not more than $            per share to selected dealers. The underwriters may also allow, and those dealers may re-allow, a concession of not more than $            per share to some other dealers. If all the shares are not sold at the public offering price, the underwriters may change the public offering price and the other selling terms. The common stock is offered subject to a number of conditions, including:

  •
  receipt and acceptance of the common stock by the underwriters; and

  •
  the underwriters' right to reject orders in whole or in part.

        Because the National Association of Securities Dealers, Inc., or NASD, may view the shares as interests in a direct participation program, the offering of the shares will be conducted pursuant to the applicable sections of Rule 2810 of the Conduct Rules of the NASD. Pursuant to that rule, the maximum commission or discount to be received by any member of the NASD or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.

        Over-Allotment Option.    We and the selling stockholders have granted the underwriters an over-allotment option to buy up to            additional shares of our common stock at the same price per share as they are paying for the shares shown in the table above. These additional shares would cover sales of shares by the underwriters which exceed the total number of shares shown in the table above. The underwriters may exercise this option at any time within 45 days after the date of this prospectus. To the extent that the underwriters exercise this option, each underwriter will purchase additional shares from us and the selling stockholders in approximately the same proportion as it purchased the shares shown in the table above. If purchased, the additional shares will be sold by the underwriters on the same terms as those on which the other shares are sold.

        Discounts and Commissions.    The following tables show the per share and total sales load to be paid to the underwriters by us and the selling stockholders. These amounts are shown assuming no exercise and full exercise of the underwriters' option to purchase additional shares.

Paid by Us
	No Exercise	Full Exercise
Per Share	$	$

Total	$	$

Paid by the Selling Stockholders
	No Exercise	Full Exercise
Per Share	$	$

Total	$	$

        We estimate that the expenses of the offering to be paid by us, not including discounts and commissions to underwriters, will be approximately $        .

        Listing.    We have reserved the symbol "HRZN" for the quotation of our common stock on The Nasdaq National Market.

        Stabilization.    In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

  •
  stabilizing transactions;

  •
  short sales;

  •
  syndicate covering transactions;

  •
  imposition of penalty bids; and

  •
  purchases to cover positions created by short sales.

        Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. Stabilizing transactions may include making short sales of our common stock, which involves the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering, and purchasing shares of common stock from us or the selling stockholders or on the open market to cover positions created by short sales. Short sales may be "covered" shorts, which are short positions in an amount not greater than the underwriters' over-allotment option referred to above, or may be "naked" shorts, which are short positions in excess of that amount. Syndicate covering transactions involve purchases of our common stock in the open market after the distribution has been completed to cover syndicate short positions.

        The underwriters may close out any covered short position either by exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which the underwriters may purchase through the over-allotment option.

        A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering. To the extent that the underwriters create a naked short position, they will purchase shares in the open market to cover the position.

        The representative also may impose a penalty bid on underwriters and dealers participating in the offering. This means that the representative may reclaim from any syndicate members or other dealers participating in the offering the underwriting discounts and commissions or selling concessions on shares sold by them and purchased by the representative in stabilizing or short covering transactions.

        These activities may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If the underwriters commence the activities, they may discontinue them at any time. The underwriters may carry out these transactions on The Nasdaq National Market, in the over-the-counter market or otherwise.

        Market Making.    In connection with this offering, some underwriters and any selling group members who are qualified market makers on The Nasdaq National Market may engage in passive market making transactions in our common stock on The Nasdaq National Market. Passive market making is allowed during the period when the SEC's rules would otherwise prohibit market activity by the underwriters and dealers who are participating in this offering. Passive market making may occur during the business day before the pricing of this offering, before the commencement of offers or sales of the common stock. A passive market maker must comply with applicable volume and price limitations and must be identified as a passive market maker. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for our common stock; but if all independent bids are lowered below the passive market maker's bid, the passive market maker must also lower its bid once it exceeds specified purchase limits. Net purchases by a passive market maker on each day are limited to a specified percentage of the passive market maker's average daily trading volume in our common stock during the specified period and must be discontinued when that limit is reached. Passive market making may cause the price of our common stock to be higher than the price that otherwise would exist in the open market in the absence of those transactions. The underwriters and dealers are not required to engage in a passive market making and may end passive market making activities at any time.

        Discretionary Accounts.    The underwriters have informed us that they do not expect to make sales to accounts over which they exercise discretionary authority in excess of 5% of the shares of common stock being offered.

        Lock-up Agreements.    We, our directors and executive officers, D.B. Zwirn, Drawbridge and LeMoyne have each entered into lock-up agreements with the underwriters. Under these agreements, subject to exceptions, we may not issue any new common stock, and our directors and executive officers may not, directly or indirectly, offer, sell, contract to sell, pledge or otherwise dispose of or hedge any common stock or securities convertible into or exchangeable for shares of common stock, or publicly announce the intention to do any of the foregoing, without the prior written consent of Banc of America Securities LLC for a period of 180 days from the date of this prospectus. This consent may be given at any time without public notice. Drawbridge, D.B Zwirn and LeMoyne have agreed that they will not, directly or indirectly, offer, sell, contract to sell, pledge or otherwise dispose of or hedge any common stock or securities convertible into or exchangeable for shares of common stock, or publicly announce the intention to do any of the foregoing, without the prior written consent of Banc of America Securities LLC for a period of       days from the date of this prospectus. In addition, during this lock-up period, we have also agreed not to file any registration statement for, and each of our officers, directors and principal stockholders has agreed not to make any demand for, or exercise any right of, the registration of, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock without the prior written consent of Banc of America Securities LLC.

        Indemnification.    We will indemnify the underwriters against some liabilities, including liabilities under the Securities Act. If we are unable to provide this indemnification, we will contribute to payments the underwriters may be required to make in respect of those liabilities.

        Online Offering.    A prospectus in electronic format may be made available on the web sites maintained by one or more of the underwriters participating in this offering. Other than the prospectus in electronic format, the information on any such web site, or accessible through any such web site, is not part of the prospectus. The representative may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters that will make internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

        Conflicts/Affiliates.    The underwriters and their affiliates have provided, and may in the future provide, various investment banking, commercial banking and other financial services for us and our affiliates for which services they have received, and may in the future receive, customary fees. We may enter into a new debt financing facility to increase our funds available for investment. We have received term sheets relating to such a facility from a number of prospective lenders, including an entity administered by an affiliate of Banc of America Securities LLC, one of the underwriters of this offering.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our securities will be held under a custody agreement with                        . The address of the custodian is:                        . The transfer agent and registrar for our common stock,                        , will act as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is                        ; telephone number:                        .

LEGAL MATTERS

        Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Ropes & Gray LLP, New York, New York. Certain legal matters in connection with the offering will be passed upon for the underwriters by Shearman & Sterling LLP, Washington, D.C.

EXPERTS

        We recently engaged Grant Thornton LLP as our independent registered public accounting firm.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

        Upon completion of this offering, we will file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                    Shares

Horizon Technology Finance Corporation

Common Shares
$                    per share

PROSPECTUS

Banc of America Securities LLC

              , 2006

        Until                        , 2006 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotment or subscriptions.

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.
Financial Statements

        The following financial statements of Horizon Technology Finance Corporation (the "Company" or the "Registrant") are included in this registration statement in "Part A—Information Required in a Prospectus": [to be updated by amendment]

Balance Sheet of Registrant, dated as of	F-
[Other Financials]	F-
2.
Exhibits

Exhibit Number	Description
a*	Form of Certificate of Incorporation.
b*	Form of Bylaws.
d*	Specimen certificate of the Company's common stock, par value $0.01 per share.
e*	Form of Dividend Reinvestment Plan.
h*	Form of Underwriting Agreement dated , 2006 between the Company and Banc of America Securities LLC.
i(i)*	Form of the 2006 Stock Option Plan.
i(ii)*	Form of Stock Option Agreement for Officers.
j*	Form of Custody Agreement dated , 2006 between the Company and .
k.1*	Form of [Registrar, Transfer Agency and Service Agreement] dated , 2006 between the Company and
k.2*	Reorganization Agreement among Horizon Technology Funding Company LLC, Horizon Technology Finance, LLC, Horizon Technology Funding Company II LLC, Horizon Technology Funding Company III LLC, Horizon Technology Funding Company IIIB LLC, D.B. Zwirn & Co., L.P., D.B. Zwirn Special Opportunities Fund, L.P., D.B. Zwirn Special Opportunities Fund, (TE) L.P. and LeMoyne Avenue Investors, LLC dated as of , 2006.
l*	Opinion of Ropes & Gray LLP.
n.1	Consent of G. Steven Burrill pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.
n.2	Consent of Charles C. Cooney pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.
n.3	Consent of Kathryn G. Jackson pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.
n.4	Consent of Christopher B. Woodward pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.
n.5*	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.
n.6*	Consent of Ropes & Gray LLP (included in Exhibit l).
r*	Code of Ethics of the Company adopted under Rule 17j-1.

*
To be filed by amendment.

Item 26. Marketing Arrangements

        The information contained under the heading "Underwriting" in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

        The following table sets forth the estimated expenses payable by us in connection with the offering (excluding underwriting discounts and commissions):

Amount
SEC registration fee		$16,050
NASD filing fee		15,500
The Nasdaq National Market listing fee		100,000
Accounting fees and expenses		*
Legal fees and expenses		*
Printing expenses		*
Blue sky qualification fees and expenses		*
Transfer Agent's fee		*
Miscellaneous		*

Total	$	*

*
To be completed by amendment.

        The amounts set forth above, except for the Securities and Exchange Commission, National Association of Securities Dealers, Inc. and The Nasdaq National Market fees, are in each case estimated. All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

        Prior to this offering, Drawbridge Special Opportunities Fund L.P., a Delaware limited partnership, owned            shares of common stock of the Registrant, representing 48.0% of the outstanding capital stock of the Registrant. D.B. Zwirn Special Opportunities Fund, L.P., D.B. Zwirn Special Opportunities Fund (TE), L.P, each a Delaware limited partnership, and certain other accounts managed by D.B. Zwirn & Co., L.P., a Delaware limited partnership, and LeMoyne Avenue Investors, LLC, a Cayman Islands limited liability company, a wholly owned subsidiary of D.B. Zwirn Special Opportunities Fund, Ltd., an affiliate of D.B. Zwirn & Co., L.P., collectively owned            shares of common stock of the Registrant, representing 48.6% of the outstanding capital stock of the Registrant.

        Assuming an offering of    shares of our common stock at $    per share,            will own approximately    % of our common stock following such offering. [To be updated by amendment.]

Item 29. Number of Holders of Securities

        The following table sets forth the number of record holders of the Registrant's common equity at November 30, 2005.

Title of Class Record Holders	Number of
Membership interests	1

        [To be updated by amendment following anticipated restructuring.]

Item 30. Indemnification

        The information contained under the heading "Description of Capital Stock—Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses" is incorporated herein by reference.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        Prior to the completion of this offering, the Company will carry liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis of up to $                  , subject to a $                  retention and the other terms thereof.

        Prior to the completion of this offering, the Company will have agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act of 1933.

Item 31. Business and Other Connections of Investment Adviser

        Not applicable.

Item 32. Location of Accounts and Records

        Following the election to be treated as a business development company, the Registrant will maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder at the offices of:

          (1)   The Registrant, 76 Batterson Park Road, Farmington, Connecticut 06032;

          (2)   The Custodian; and

          (3)   The Transfer Agent.

Item 33. Management Services

        Not applicable.

Item 34. Undertakings

        1.     The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from the net asset value as of the effective date of this registration statement, or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

        2.     The Registrant undertakes that:

          (a)   For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

          (b)   For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Farmington, and State of Connecticut, on the 21st day of December 2005.

HORIZON TECHNOLOGY FUNDING COMPANY LLC
By:	/s/ ROBERT D. POMEROY, JR.
Name:	Robert D. Pomeroy, Jr.
Title:	Chief Executive Officer

        KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Robert D. Pomeroy, Jr. and Gerald A. Michaud and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT D. POMEROY, JR. ROBERT D. POMEROY, JR.	Chief Executive Officer (principal executive officer)	December 21, 2005
/s/ CHRISTOPHER M. MATHIEU CHRISTOPHER M. MATHIEU	Senior Vice President and Chief Financial Officer (principal financial and accounting officer)	December 21, 2005
/s/ GERALD A. MICHAUD GERALD A. MICHAUD	President and Chief Operating Officer	December 21, 2005

INDEX OF EXHIBITS

Exhibit Number	Description
n.1	Consent of G. Steven Burrill pursuant to Rule 438 under the Securities Act of 1933 to be named as a director
n.2	Consent of Charles C. Cooney pursuant to Rule 438 under the Securities Act of 1933 to be named as a director
n.3	Consent of Kathryn G. Jackson pursuant to Rule 438 under the Securities Act of 1933 to be named as a director
n.4	Consent of Christopher B. Woodward pursuant to Rule 438 under the Securities Act of 1933 to be named as a director